                                              ANNUAL REPORT  |  October 31, 2001

                                                                      The Strong

                                                                  Advisor Income
--------------------------------------------------------------------------------

                                                                           Funds



            [PHOTO HERE]



Strong Advisor Aggressive High-Yield Bond Fund

                      Strong Advisor Bond Fund

       Strong Advisor Short Duration Bond Fund




                                                        [LOGO APPEARS HERE]

                                              ANNUAL REPORT  |  October 31, 2001

                                                                      The Strong

                                                                  Advisor Income
--------------------------------------------------------------------------------

                                                                           Funds

Table of Contents

Investment Reviews
  Strong Advisor Aggressive High-Yield Bond Fund ............2
  Strong Advisor Bond Fund ..................................4
  Strong Advisor Short Duration Bond Fund ...................7

Shareholder Meeting Results ................................10

Bond Glossary ..............................................11

Financial Information
  Schedules of Investments in Securities
    Strong Advisor Aggressive High-Yield Bond Fund .........12
    Strong Advisor Bond Fund ...............................13
    Strong Advisor Short Duration Bond Fund ................17
  Statements of Assets and Liabilities .....................19
  Statements of Operations .................................24
  Statements of Changes in Net Assets ......................27
  Notes to Financial Statements ............................30

Financial Highlights .......................................41

Report of Independent Accountants ..........................49

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Fixed Income Market Overview from
November 1, 2000 to October 31, 2001

It's all but impossible to separate economic behavior from the political and social events that help to shape such behavior. And because the tragic events of September 11 are without precedent in the United States, it's similarly difficult to predict their full, ultimate impact on our economy and our society.

The most immediate economic impact of the attacks has been to move the economy further toward recession. In this respect, the events of September 11 begin to lose some of their uniqueness; they are one among many factors combining to produce a contraction in the economy. And while no two recessions are identical, they do feature similar characteristics, and the path to recovery is well-established.

It's encouraging that many of the factors necessary for economic improvement are already in place. Over the course of the year, the Federal Reserve has cut the Federal Funds target rate by 4.50%, bringing short-term interest rates to their lowest level since the early 1960s. Intermediate- and long-term interest rates have also fallen substantially, though not to as great a degree. As a result, the yield curve--the line on a graph that depicts interest rates across the broad spectrum of bond maturities, from short- to long-term--has become quite steep, with rates for short maturities being much lower than those for longer bonds.

Signs of recovery loom

This steep yield-curve is typical for this stage of the economic cycle, and indicates that the market is beginning to anticipate a recovery. There are other signs pointing toward recovery as well, including energy prices that have dropped substantially, price inflation that is trending lower, and continued growth in real, personal income. In addition, the President and Congress have provided fiscal stimulus for the economy in the form of tax cuts. While corporate profitability has not yet shown much sign of improvement, the stock market's positive performance toward the end of the period suggested that an upturn may be around the corner.

Over the past year, bond prices generally rose, with the highest-quality, longest-term bonds performing the best. In contrast, however, some low-quality, high-yield bonds actually saw their prices fall. In our bond portfolios, we generally kept our duration longer than our benchmark levels, which made the funds more sensitive to changes in interest rates--specifically, it positioned the funds to benefit from declining interest rates. This stance did in fact contribute positively to the funds' performance as rates fell, but our sense now is that most of the interest-rate declines are behind us. We are therefore shortening the funds' interest-rate exposures, bringing them closer to a neutral stance--a positioning for an environment in which rates do not move significantly up or down. We believe the economy, while poised for recovery, will remain at a subdued level for some time, serving to keep inflation in check.

Challenges for corporate bonds

Investment-grade corporate bonds presented a very mixed picture throughout 2001. The calendar year began with a robust rally in corporate bonds, which faded around mid-year as economic news grew gloomier. This downturn culminated with a sharp sell off among corporate credits in September, though they subsequently made somewhat of a rebound. Our strategy has been to focus our research efforts on bonds from larger corporate issuers. Such bonds offered better liquidity--that is, they were easier to buy and sell in the marketplace. Corporate bonds of all types offered significant yield advantages over U.S. Treasuries and agency-backed bonds to compensate for corporates' additional risk in a time of economic uncertainty.

There was no shortage of challenges confronting many corporate bond sectors, including cyclical industrials, airlines, hotels, and telecommunications. Our enthusiasm for these industries generally remained restrained throughout the year, but we were not able to avoid all of the rough spots. In those portfolios in which we underperformed relative to our benchmarks, generally this was because of weaknesses among some of the specific bonds in the portfolios. In most cases, we would anticipate better performance from these bonds in an improved economic environment.

At this stage of the business cycle, and with yields on money-market securities and short-term, high-quality bonds at very low levels, we would expect bond investors to start to move toward longer-maturity and lower-quality bonds in search of higher yields. As a result, we would expect the difference in yields between short- and long-term securities to narrow somewhat, producing a flatter yield curve. We would also anticipate that the spread between the yields of high- and lower-quality bonds would begin to tighten. We have begun to position the portfolios for these shifts that we foresee taking place in the coming year. Among the sectors where we have found attractive investment-grade corporate bonds are autos and selected high-quality telecommunications firms.

High-yield bonds underperform

From the middle of 2000 through the end of 2001's third quarter, high-yield bonds underperformed higher-quality bonds by 20% of total return. Such a performance gap is without historical precedent. The rapid deceleration in economic activity, rising corporate default rates, and a hangover from the late `90s telecommunications financing boom all conspired to depress the prices of most high-yield bonds, some dramatically so.

In September 2001 high-yield bonds registered their worst single monthly returns ever. Since then, high-yield securities have, in fact, outperformed high-grade bonds--and we believe they will continue to do so. The U.S. high-yield bond market, on average, currently offers approximately three times the income level available from U.S. Treasury securities. It may seem remarkable, but this ratio was approximately two times greater during the previous recession (1990-91), a period marked by a bona fide credit crunch complete with widespread bank and thrift failures. The financial system is on a solid footing today, which is a major factor underlying our optimism regarding the prospects for high-yield bonds going forward.

An overview of other bond sectors

The performance of tax-exempt (municipal) bonds over the past year parallels the return patterns seen elsewhere in the bond market, with the highest-quality, longest-duration municipal bonds producing the best returns. One difference is that all tax-exempt issues are currently at very low valuations relative to taxable bonds. As a result, long-term AAA-rated municipals offer yields that are equal to or greater than the taxable yields available in the Treasury market. Municipal bonds, therefore, currently present a significant opportunity versus their non-tax-exempt counterparts.

Mortgage rates have remained in the news much of the past year, as homebuyers and existing homeowners have scrambled to take advantage of attractive financing rates. Most new mortgage loans are bundled together to form securities that are sold into the market in the form of FHLMC (Freddie Mac), FNMA (Fannie Mae), and GNMA (Ginnie Mae) pass-through certificates, also known as mortgage-backed bonds. These bonds have underperformed conventional bonds over the past year, and at times during the recent period, we have underweighted this sector. We are now overweighting mortgage-backed bonds, however, as we see opportunity in the sector going forward.

It should be clear that we remain optimistic about the prospects for bonds in the year ahead. The key ingredient for solid performance among fixed-income securities remains low price inflation--and on that front, we could not be more positive. We have just completed a business cycle that witnessed the lowest average Consumer Price Index that we have seen in any business cycle since the 1950s. The combination of effective monetary policy (embodied in the Federal Reserve's actions) along with a dynamic economy that has produced terrific gains in productivity has yielded great stability among prices. Recent flare-ups in portions of the economy, such as healthcare and housing, have subsided, and slow growth around the world points to continued moderation in prices for oil and other commodities.

We expect that in the next year, the bond markets should lack some of the drama and volatility that has characterized the recent period. We look forward to the future challenges and opportunities. On behalf of the entire fixed-income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,

/S/ Bradley C. Tank
    Bradley C. Tank

Strong Advisor Aggressive High-Yield Bond Fund
================================================================================

     A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.


     Your Fund's Approach

     The Strong Advisor Aggressive High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, primarily in medium- and lower-quality corporate bonds. To select securities for the portfolio, the managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average maturity between five and ten years. The Fund may invest a portion of its assets (up to 20%) in common stocks and a portion of its assets (up to 20%) in debt obligations that are in default.To a limited extent, the Fund may also invest in convertible securities, foreign securities, and mortgage-backed and asset-backed securities. When a security no longer offers attractive return potential, the managers may sell it.


                    Growth of an Assumed $10,000 Investment
                           From 11-30-00 to 10-31-01

                              [GRAPH APPERS HERE]


     Nov 30       $10,000             $10,000             $10,000
     Dec 31       $10,051             $10,193             $10,173
     Jan 31       $11,375             $10,957             $10,848
     Feb 28       $11,437             $11,103             $10,883
     Mar 31       $10,939             $10,841             $10,522
     Apr 30       $10,856             $10,706             $10,384
     May 31       $11,096             $10,899             $10,496
     Jun 30       $10,698             $10,593             $10,187
     Jul 31       $10,740             $10,749             $10,247
     Aug 31       $11,023             $10,876             $10,292
     Sep 31       $10,042             $10,145              $9.565
     Oct 31       $10,037             $10,396              $9,784

     This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.


Q.   How did your Fund perform?

A: During the 11-month period from Fund's inception through October 31, 2001, the Fund outperformed the broad high-yield market. In an environment that favored higher-quality bonds, both the Fund and the high-yield market in general lagged the returns produced in the Treasury and investment-grade markets.

Q. What market conditions, market events, and other factors impacted your Fund's performance?

A: At the dawn of 2001, it was apparent that the bursting of the high-tech bubble and steep declines in capital spending would drag down economic growth. To address these conditions, the Federal Reserve in January began a series of cuts in the Federal Funds rate that by the end of October would total 4%. (An additional 50-basis-point cut came in early November.)

     This aggressive Fed action initially sparked a rally in the high-yield bond market. Unfortunately, in time the benefits of the Fed's monetary stimulus proved insufficient to overcome a steady stream of weak economic news, and the rally faltered. Investors demanded higher risk premiums (additional yield to compensate for additional risk), and the high-yield market traded lower.

     The tragic events of September 11 exacerbated the weakness in the high-yield market. U.S. Treasury securities rallied, while riskier investments like stocks and high-yield bonds declined in value. Already--high default rates continued to rise. Monetary stimulus from the Fed and fiscal stimulus from Congress offset these trends only somewhat.

Q.   What investment strategies and techniques impacted your Fund's performance?

A: We continue to invest in securities from those companies and industries we believe will perform better than the market as a whole. The industries we are weighting most heavily--mobile wireless communications, utilities, and cable TV--all exhibited generally improving fundamentals during the year. Some of our top individual holdings within those sectors were among our best performers.

     We continue to explore all instruments within a company's capital structure for the best total return opportunities. An example is Hollywood Entertainment, a company in which the Fund has a stake in both the debt and the equity. We believe that both parts of Hollywood's capital structure represent very attractive risk/reward tradeoffs. Overall, our small exposure to common stocks hurt performance over the period, as the extremely weak equity markets brought most individual stocks down significantly.

     With market risk premiums at historically attractive levels, we maintained an emphasis on single B bonds during the year based on our belief that they would outperform as the economy gradually improved. Our position proved premature, however, as economic weakness and the events of September 11 resulted in an increase in risk premiums.

     BB rated bonds outperformed, aided by investors' preference for higher-quality investments.

Q.   What is your future outlook?

A: While the tragedy of the terrorist attacks certainly clouds the very near-term picture, we believe that the economy and financial markets will prove rather resilient. In addition, we expect the Federal Reserve to keep short-term rates at very low levels for an extended period of time. This makes the large income advantage that high-yield securities provide even more attractive.

     As we move beyond one of the worst years in the high-yield market's history, we are mindful that the best year in this sector's history came in 1991--a year following the worst calendar year in the high-yield market's history thus far--and actually coincided with the peak in these bonds' default rate. That year also marked the beginning of an extended period of solid performance for high-yield bonds. It is our hope that we will see a similar pattern in future years.


     We appreciate the confidence you've placed in us and in the Strong Advisor Aggressive High-Yield Bond Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas M. Price
     Portfolio Co-Manager

Total Returns1
As of 10-31-01

Class A/2/
------------------------------------

          Since Inception   0.37%
          (11-30-00)

Class B/2/
------------------------------------

          Since Inception   0.11%
          (11-30-00)

Class C/2/
------------------------------------

          Since Inception   3.82%
          (11-30-00)

Class L/2/
------------------------------------

          Since Inception   3.00%
          (11-30-00)



Portfolio Statistics
As of 10-31-01

Class A
------------------------------------

          30-day
          annualized yield/3/ 14.54%

Class B
------------------------------------

          30-day
          annualized yield/3/ 13.77%

Class C
------------------------------------
          30-day
          annualized yield/3/ 13.82%

Class L
------------------------------------

          30-day
          annualized yield/3/ 13.69%


Average effective maturity 6.4 years

Average quality rating/4/          B

         The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.



/1/Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.
/2/Load-adjusted performance reflects the effect of the maximum sales charge of 4.50% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A, B, C, and L shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable.
/3/Yields are historical and do not represent future yields. Yields fluctuate.
   Yields are as of 10-31-01. For Class A, the advisor has temporarily absorbed expenses of 1.66%. Otherwise, the current yield would have been 12.88%, and returns would have been lower. For Class B, the advisor has temporarily absorbed expenses of 0.76%. Otherwise, the current yield would have been 13.01%, and returns would have been lower. For Class C, the advisor has temporarily absorbed expenses of 0.79%. Otherwise, the current yield would have been 13.03% and returns would have been lower. For Class L, the advisor has temporarily absorbed expenses of 0.81%. Otherwise, the current yield would have been 12.88%, and returns would have been lower.
/4/For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.


  *The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this category. Source of the Lehman index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Bond Fund
================================================================================

     A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.

     Your Fund's Approach

     The Strong Advisor Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in higher- and medium-quality corporate, mortgage-, and asset-backed, U.S. government (and its agencies and instrumentalities), and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 20% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. In addition, the Fund may use futures contracts for hedging and risk management purposes. To a limited extent, the Fund may invest in mortgage-backed and asset-backed securities and dollar-denominated foreign securities. To select bonds for the portfolio, the managers engage in rigorous, security-by-security research as well as thorough analysis of general economic conditions. Generally, quantitative analysis (focused on such factors as duration, yield spreads, and yield curves) drives issue selection in the Treasury and mortgage marketplace, and proactive credit research drives corporate issue selection. When a bond no longer offers attractive return potential, the managers may sell it.

                     Growth of an Assumed $10,000 Investment
                           From 12-31-96 to 10-31-01 4


                              [GRAPH APPEARS HERE]


     Dec 96           $10,000           $10,000           $10,000
     Mar 97           $10,655           $ 9,944           $ 9,948
     Jun 97           $11,032           $10,310           $10,294
     Sep 97           $11,526           $10,652           $10,621
     Mar 98           $12,196           $11,136           $11,048
     Jun 98           $12,451           $11,396           $11,289
     Sep 98           $12,900           $11,878           $11,722
     Mar 99           $13,211           $11,859           $11,688
     Jun 99           $13,103           $11,755           $11,569
     Sep 99           $13,155           $11,835           $11,643
     Dec 99           $13,347           $11,820           $11,620
     Mar 00           $13,556           $12,081           $11,849
     Jun 00           $13,830           $12,291           $12,003
     Sep 00           $14,225           $12,662           $12,355
     Dec 00           $14,568           $13,194           $12,850
     Mar 01           $15,120           $13,595           $13,253
     Jun 01           $15,128           $13,450           $13,312
     Sep 01           $15,528           $14,302           $13,891
     Oct 01           $15,894           $14,601           $14,174


     This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.

Q.   How did your Fund perform?

A: Throughout the 12 months ended October 31, 2001, both short- and long-term interest rates moved lower, as the Federal Reserve eased monetary policy in response to a weakening economy. This provided a generally positive environment for fixed-income investing, though lower-quality bonds suffered from concerns about the economy. Throughout the past year, the Fund generally maintained a longer-than-benchmark interest-rate exposure, which helped our performance as interest rates fell. Our continued commitment to holding a modest position in high-yield, lower-quality bonds hurt performance, however, and was largely responsible for our underperformance during the period.

Q. What market conditions, market events, and other factors impacted your Fund's performance?

A: During the past year, the Federal Reserve aggressively reduced the Fed Funds target rate by four full percentage points from January through October, the most aggressive Fed easing in 15 years. The Fed acted in response to significant weakness in the U.S. economy, and its actions helped to bring yields on short-maturity Treasuries down by 3.5%, to lows not seen for 30 years. Yields on longer-maturity Treasuries, however, fell by only 1% over the year.

     In the face of looming economic recession, investors strongly favored high-quality bonds such as U.S.

     Treasuries, agency-backed issues, AAA rated mortgage-backed bonds, and top-rated corporate bonds. Such issues dramatically outperformed lower-quality bonds. The gap in performance between high- and low-quality bonds reached unprecedented proportions.

Q.   What investment strategies and techniques impacted your Fund's performance?

     A: Four strategies were primarily responsible for the Fund's performance. First, we had positioned the Fund for declining interest rates by maintaining a longer-than-benchmark interest-rate exposure, or duration. We did reduce this exposure somewhat toward the end of October. Second, we structured the Fund to benefit from a steeper yield curve--that is, for interest rates to decline most dramatically at the shortest maturities (two to five years). This strategy made a strong contribution to our performance, as most of the rally

Continued on next page

Portfolio Statistics
As of 10-31-01

Class A
-----------------------------------------------
         30-day
         annualized yield/1/              4.67%

Class B
-----------------------------------------------
         30-day
         annualized yield/1/              4.13%

Class C
-----------------------------------------------
         30-day
         annualized yield/1/              4.10%

Class L
-----------------------------------------------
         30-day
         annualized yield/1/              4.10%

Class Z
-----------------------------------------------
         30-day
         annualized yield/1/              5.07%

Institutional Class
-----------------------------------------------
         30-day
         annualized yield/1/              5.63%

Average effective maturity/2/         6.1 years

Average quality rating/3/                    AA


Average Annual Total Returns
As of 10-31-01

Class A/4/
-----------------------------------------------
         1-year                           5.94%
         3-year                           4.85%
         Since Inception                  8.16%
         (12-31-96)

Class B/4/
-----------------------------------------------
         1-year                           4.98%
         3-year                           4.53%
         Since Inception                  8.14%
         (12-31-96)

Class C/4/
-----------------------------------------------
         1-year                          10.07%
         3-year                           5.74%
         Since Inception                  8.46%
         (12-31-96)

Class L/4/
-----------------------------------------------
         1-year                           8.00%
         3-year                           5.59%
         Since Inception                  8.46%
         (12-31-96)

Class Z/5/
-----------------------------------------------
         1-year                          11.15%
         3-year                           6.92%
         Since Inception                  9.70%
         (12-31-96)

Institutional Class/6/
-----------------------------------------------
         1-year                          11.78%
         3-year                           7.31%
         Since Inception                 10.06%
         (12-31-96)

     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/Yields are historical and do not represent future yields. Yields fluctuate.
   Yields are as of 10-31-01.

/2/The Fund's average maturity includes the effect of futures and when-issued securities.

/3/For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/4/Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C; and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge, which is 1.00% and eliminated after 18 months for Class L. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares and the historical performance of the Fund's Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00 restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the load, contingent deferred sales charge, and the different expenses of the Class L shares, as applicable. Please consult a prospectus for information about all share classes.


/5/The performance of the Class Z shares prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Investor Class shares and the historical performance of the Fund's Investor Class shares from 8-31-99 to 11-29-00. The Strong Advisor Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

/6/Performance information is for Institutional Class shares. Please consult a prospectus for information about all share classes.

  *The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

================================================================================

     in the bond market did in fact take place among these shorter maturities. Our third important strategy was to maintain a commitment to lower-quality, high-yield bonds. The Fund is able to invest as much as 20% of assets in high-yield bonds, and we would anticipate an average position of about 15%, which is roughly the weighting we held over the past year. While the other strategies we're discussing here helped performance over the year, in this case poorly performing high-yield bonds had a negative impact on the Fund's results. Fourth, we kept 5% of Fund assets invested in high-quality, non-U.S. bonds, hedged against currency fluctuations. This small diversifying element in the portfolio benefited performance.

Q:   What is your future outlook?

A: Currently, there are only the most limited signs that the economic slowdown or recession that began in autumn of 2000 is nearing an end. There are reasons to be hopeful about an economic recovery next year, primarily because of the Fed's aggressive action and the potential for a fiscal stimulus package, but we believe the Fed is likely to continue reducing interest rates early next year. In addition, we believe that the Fed will need to maintain interest rates at a low level for an extended period, which should be positive for the bond market.

     In anticipation of recovery, we expect to see a less steep yield curve and to see corporate bonds benefit as investors seek higher-yielding alternatives to cash. We have positioned the portfolio to profit from such changes. Having weathered the precipitous decline in high-yield bond prices that came in September, we are maintaining our position in this sector, as prices in this part of the market now appear to reflect undue pessimism. We have confidence in our research staff and our credit selection process, and believe that many of these securities will perform quite well as the Fed's policy moves begin to have greater impact on the U.S. economy.

     Thank you for your investment in the Strong Advisor Bond Fund.

     Bradley C. Tank
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

     Strong Advisor Short Duration Bond Fund
================================================================================

     A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.

     Your Fund's Approach

     The Strong Advisor Short Duration Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in higher- and medium-quality bonds from U.S. issuers. The Fund may also invest up to 35% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains a duration of three years or less. To select bonds for the portfolio, the managers focus on bonds with positive or improving credit fundamentals. To a limited extent, the Fund's managers may also invest in foreign securities. When a bond no longer offers attractive return potential, the managers may sell it.

                     Growth of an Assumed $10,000 Investment
                            From 3-31-94 to 10-31-01

                              [GRAPH APPEARS HERE]


     Mar 94          $10,000          $10,000          $10,000          $10,000
     Sep 94          $10,404          $10,104          $10,075          $10,025
     Mar 95          $10,641          $10,444          $10,457          $ 9,635
     Sep 95          $11,309          $10,942          $11,006          $10,149
     Mar 96          $11,833          $11,256          $11,396          $10,477
     Sep 96          $12,444          $11,568          $11,833          $10,909
     Mar 97          $12,946          $11,865          $12,184          $11,118
     Sep 97          $13,625          $12,370          $12,672          $11,434
     Mar 98          $13,835          $12,757          $13,063          $11,584
     Sep 98          $13,930          $13,343          $13,617          $11,962
     Mar 99          $14,373          $13,546          $13,961          $12,204
     Sep 99          $14,799          $13,789          $14,229          $12,360
     Mar 00          $15,157          $14,050          $14,565          $12,489
     Sep 00          $15,696          $14,613          $15,062          $12,665
     Mar 01          $16,346          $15,439          $15,797          $13,056
     Sep 01          $16,781          $16,186          $16,329          $13,420
     Oct 01          $16,838          $16,348          $16,446          $13,479

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index, the Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged), and the Lipper Short World Multi-Market Income Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged) with the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index as we believe the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index more accurately reflects the Fund's investment program. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./5/


Q.   How did your Fund perform?

A: During the past 12 months, the Fund produced an attractive absolute return. Its Net Asset Value (NAV) grew steadily throughout the first six months of this period, as a slower rate of economic growth led to a significant decline in short-term interest rates and, therefore, to higher bond prices. Corporate bonds, agency-backed issues, and mortgages all outperformed the Treasury market during this period. During the past six months (especially since the September 11 attacks), however, these sectors underperformed Treasuries as the U.S. economy seemed like it was slipping into a recession. As a result, the Fund underperformed its benchmark and saw its NAV decline during the second half of the reporting period.

Q. What market conditions, market events, and other factors impacted your Fund's performance?

A: During the past six months, the U.S. economy has experienced a meaningful slowdown in economic growth. Real growth of Gross Domestic Product (GDP) in the third quarter was -0.4%. Prior to the attacks on the World Trade Center and Pentagon, economists' opinions were split as to whether the U.S. economy would avoid a recession. Since September 11, the debate has shifted to how long the recession will last and how far the economy will decline.

Continued on next page

================================================================================

     The accelerating rate of decline in economic activity has combined with war-related political concerns to reduce investors' risk tolerance. One indication of this is the underperformance of medium- and lower-quality bonds over the past six months. In addition, companies that have missed earnings expectations have found the price declines in their bonds to be greater than would normally be expected.

     The combination of poor economic performance and poor financial market conditions has caused the Federal Reserve board to lower the Fed Funds target rate by four percentage points from January through October. These rate cuts caused two-year Treasury yields to decline by 1.85% in the six months through October, and by 3.50% in the 12 month-period. (Another 50-basis-point Fed cut came early in November, shortly after the end of the reporting period.)

     In addition to the economic slowdown, the corporate bond market suffered from the disruption in economic activity that followed the World Trade Center attack. Many cyclically sensitive industries, particularly airlines, lodging, and gaming companies were harmed by the decline in travel following the attack.

Q.   What investment strategies and techniques impacted your Fund's performance?

A: Although the Fund had an attractive absolute return during the past 12 months, our return was disappointing relative to our benchmark. This underperformance stemmed from a combination of factors.

     First, the Fund's performance reflects its transition toward emphasizing domestic bonds. In the first quarter of 2001, the investment-grade corporate sector outperformed the Treasury market, but the Fund was only beginning its transition into the sector during this period, and as a result missed out on most of this outperformance.

     Second, our holding in a bond from AT&T Canada declined significantly. We believe this will recover in price over time, allowing the Fund to regain some of its relative performance.

Q.   What is your outlook regarding the future of the markets?

A: The Federal Reserve is likely to continue to decrease the Fed Funds rate. This monetary stimulus, along with the fiscal measures under consideration in Washington, should be sufficient to stabilize the U.S. economy. These future interest-rate


     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

  /1/Yields are historical and do not represent future yields. Yields fluctuate.
     Yields are as of 10-31-01. For Class A shares, the advisor has temporarily absorbed expenses of 0.18%. Otherwise, the current yield would have been 3.73%, and returns would have been lower.
  /2/The Fund's average maturity includes the effect of futures.
  /3/For purposes of this average rating, the Fund's short-term debt obligations have been assigned to a long-term rating by the Advisor.
  /4/Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A, B, C, and L shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable.
  /5/Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Short Duration Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.
    *The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term global fixed income government securities. Rolling one-month forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Funds Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than five years. Source of the Lehman index data is Bloomberg. Source of the Salomon index data is Salomon Smith Barney. Source of the Lipper index data is Lipper Inc.

     cuts should also allow for some modest price appreciation in the Treasury market. We believe, however, that the corporate and mortgage sectors offer much better value. A rebound in economic activity and corporate earnings should, in our assessment, lead to significant outperformance by short-term corporate bonds in the next year. The income advantage offered by corporate bonds is simply becoming too big to ignore.

     We appreciate your investment in the Strong Advisor Short Duration Bond
     Fund.


     Bradley C. Tank
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager



Portfolio Statistics
As of 10-31-01

Class A
-------------------------------------------
         30-day
         annualized yield/1/          3.91%

Class B
-------------------------------------------
         30-day
         annualized yield/1/          2.73%

Class C
-------------------------------------------
         30-day
         annualized yield/1/          3.00%

Class L
-------------------------------------------
         30-day
         annualized yield/1/          2.83%

Class Z
-------------------------------------------
         30-day
         annualized yield/1/          3.93%


Average effective maturity/2/     2.4 years

Average quality rating/3/                AA



Average Annual Total Returns
As of 10-31-01

Class A/4/
-------------------------------------------
         1-year                     4.66%
         3-year                     5.72%
         5-year                     5.53%
         Since Inception            6.81%
         (3-31-94)

Class B/4/
-------------------------------------------
         1-year                       0.87%
         3-year                       4.29%
         5-year                       4.72%
         Since Inception              6.16%
         (3-31-94)

Class C/4/
-------------------------------------------
         1-year                       5.94%
         3-year                       5.52%
         5-year                       5.05%
         Since Inception              6.17%
         (3-31-94)

Class L/4/
-------------------------------------------
         1-year                       3.94%
         3-year                       5.28%
         5-year                       4.96%
         Since Inception              6.16%
         (3-31-94)

Class Z/5/
-------------------------------------------
         1-year                       6.84%
         3-year                       6.45%
         5-year                       5.98%
         Since Inception              7.11%
         (3-31-94)

     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest.Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc., Strong Short-Term Global Bond Fund, Inc. and Strong Income Funds II, Inc. on behalf of:

                                                        For            Against         Abstain       Broker non-votes
                                                  --------------     -----------     -----------     ----------------
Strong Advisor Aggressive High-Yield Bond Fund       305,267.564       2,323.000       2,134.000         208,767.000
Strong Advisor Bond Fund                          14,097,689.674     375,759.701     223,149.315       4,737,385.000
Strong Advisor Short Duration Bond Fund            2,013,939.666     278,345.869      58,967.961         466,143.000

To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                                        For            Against         Abstain       Broker non-votes
                                                  --------------     -----------     -----------     ----------------
Strong Advisor Aggressive High-Yield Bond Fund       518,16s               0.000

To elect members to the Board of Directors of Strong Short-Term Global Bond Fund, Inc. (Strong Advisor Aggressive High Yield Bond Fund and Strong Advisor Short Duration Bond Fund):

                                                       Director               Affirmative             Withhold
                                                  -----------------          -------------          -----------
                                                  Richard S. Strong          3,145,694.713          190,193.347
                                                  Willie D. Davis            3,137,219.916          198,668.144
                                                  William F. Vogt            3,147,090.104          188,797.956
                                                  Marvin E. Nevins           3,132,550.106          203,337.954
                                                  Stanley Kritzik            3,140,052.093          195,835.967
                                                  Neal Malicky               3,139,219.754          196,668.306

To elect members to the Board of Directors of Strong Income Funds II, Inc. (Strong Advisor Bond Fund):

                                                       Director               Affirmative             Withhold
                                                  -----------------         --------------          -----------
                                                  Richard S. Strong         19,357,388.270           76,595.420
                                                  Willie D. Davis           19,346,351.270           87,632.420
                                                  William F. Vogt           19,356,642.047           77,341.643
                                                  Marvin E. Nevins          19,334,799.293           99,184.397
                                                  Stanley Kritzik           19,341,119.989           92,863.701
                                                  Neal Malicky              19,343,844.212           90,139.478

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2001
--------------------------------------------------------------------------------

                 STRONG ADVISOR AGGRESSIVE HIGH-YIELD BOND FUND

                                                   Shares or
                                                   Principal             Value
                                                     Amount            (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 75.8%
Airgate PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 10/01/09
  (Rate Reset Effective 10/01/04)                   $325,000           $235,625
Aladdin Gaming Holdings LLC/Aladdin Capital
  Corporation Senior Discount Notes, Zero %,
  Due 3/01/10 (Rate Reset Effective 3/01/03)         600,000             25,500
Alamosa Delaware, Inc. Senior Notes:
  12.50%, Due 2/01/11                                185,000            184,075
  13.625%, Due 8/15/11 (b)                           450,000            465,750
Alliance Imaging, Inc. Senior Subordinated
  Notes, 10.375%, Due 4/15/11                        200,000            214,000
Ameristar Casinos, Inc. Senior Subordinated
  Notes, 10.75%, Due 2/15/09                         130,000            136,500
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05                100,000             78,500
Asia Global Crossing, Ltd. Senior Yankee
  Notes, 13.375%, Due 10/15/10                       400,000             98,000
Avista Corporation Senior Notes,
  9.75%, Due 6/01/08 (b)                             450,000            480,455
Calpine Corporation Senior Notes, 8.50%,
  Due 2/15/11                                        500,000            503,940
Charter Communications Holdings LLC/
  Charter Communications Holdings Capital
  Corporation Senior Notes, 10.00%,
  Due 4/01/09                                        250,000            256,250
Chattem, Inc. Senior Subordinated Notes,
  8.875%, Due 4/01/08                                200,000            186,000
Emmis Communications Corporation Senior
  Discount Notes, Zero %, Due 3/15/11
  (Rate Reset Effective 3/15/06) (b)                 250,000            141,250
GT Group Telecom, Inc. Senior Yankee
  Discount Notes, Zero %, Due 2/01/10
  (Rate Reset Effective 2/01/05)                     275,000             52,250
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09                                150,000             92,250
Global Crossing Holdings, Ltd. Senior Yankee
  Notes, 9.125%, Due 11/15/06                        430,000             72,025
Graham Packaging Holdings Company/
  GPC Capital Corporation I Senior
  Subordinated Notes, Series B, 8.75%,
  Due 1/15/08                                        100,000             76,500
Hollywood Casino Shreveport/Shreveport
  Capital Corporation Senior Secured
  Notes, 13.00%, Due 8/01/06 (b)                     250,000            201,250
Hollywood Entertainment Corporation Senior
  Subordinated Notes, Series B, 10.625%,
  Due 8/15/04                                        420,000            396,900
Hyperion Telecommunications, Inc. Senior
  Discount Notes, 13.00%, Due 4/15/03                650,000             45,500
IMC Global, Inc. Senior Notes, 11.25%,
  Due 6/01/11 (b)                                    125,000            128,125
Jostens, Inc. Senior Subordinated
  Notes, 12.75%, Due 5/01/10                         100,000            105,000
Metromedia Fiber Network, Inc. Senior Notes,
  Series B, 10.00%, Due 11/15/08                     475,000            106,875
Microcell Telecommunications, Inc. Senior
  Discount Yankee Notes, Series B, Zero %,
  Due 6/01/06 (Rate Reset Effective 12/01/01)        100,000             46,500
NATG Holdings LLC/Orius Capital Corporation
  Senior Subordinated Notes, Series B, 12.75%,
  Due 2/01/10                                        100,000             20,500
NTL Communications Corporation Senior Notes,
  11.875%, Due 10/01/10                              330,000            193,050
Nextlink Communications, Inc. Senior Notes,
  10.75%, Due 11/15/08                               200,000             39,000
Ono Finance PLC Senior Yankee Notes, 14.00%,
  Due 2/15/11                                        175,000            126,000
Plastipak Holdings, Inc. Senior Notes, 10.75%,
  Due 9/01/11 (b)                                    450,000            473,063
Riverwood International Corporation Senior
  Subordinated Notes, 10.875%, Due 4/01/08           250,000            242,500
Scientific Games Corporation Senior Subordinated
  Notes, Series B, 12.50%, Due 8/15/10               200,000            211,000
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09           270,000            255,825
Spectrasite Holdings, Inc. Senior Discount Notes,
  Series B, Zero %, Due 3/15/10
  (Rate Reset Effective 3/15/05)                     400,000            104,000
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                         350,000            383,250
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset
  Effective 8/15/03) (b)                             400,000            378,500
Telewest Communications PLC Senior Yankee
  Discount Debentures, 11.00%, Due 10/01/07          280,000            219,800
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                       50,000             50,813
Tri-State Outdoor Media Group, Inc. Senior Notes,
  11.00%, Due 5/15/08                                100,000             70,500
Tritel PCS, Inc. Senior Subordinated Notes,
  10.375%, Due 1/15/11                               125,000            144,063
United Rentals North America, Inc. Senior Notes,
  10.75%, Due 4/15/08 (b)                             50,000             52,750
UnitedGlobalCom, Inc. Senior Secured Discount
  Notes, Series B, Zero %, Due 2/15/08
  (Rate Reset Effective 2/15/03)                     650,000            107,250
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
  Secured Mortgage Notes, 12.25%, Due 11/15/04        50,000             45,625
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
  Senior Subordinated Notes, 14.25%,
  Due 11/15/05                                       100,000             84,000
William Carter Company Senior Subordinated
  Notes, 10.875%, Due 8/15/11 (b)                    500,000            525,000
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $8,819,075)                               8,055,509
-------------------------------------------------------------------------------
Convertible Bonds 1.4%
ACT Manufacturing, Inc. Subordinated Notes,
  7.00%, Due 4/15/07                                 150,000             53,812
Total Renal Care Holdings, Inc. Subordinated
  Notes, 5.625%, Due 7/15/06                         100,000             95,000
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $189,125)                                 148,812
-------------------------------------------------------------------------------
Preferred Stocks 5.4%
Adelphia Communications Corporation 13.00%
  Exchangeable, Series B                               1,000             88,750
Global Crossing Holdings, Ltd. 10.50%
  Senior Exchangeable                                  1,000              3,250
Intermedia Communications, Inc. 13.50%,
  Exchangeable, Series B                                 402            426,120
NTL, Inc. 13.00% Senior Exchangeable, Series B           198             39,119
XO Communications, Inc. 14.00%
  Senior Exchangeable                                  7,291             16,405
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $857,801)                                  573,644
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------
           STRONG ADVISOR AGGRESSIVE HIGH-YIELD BOND FUND (continued)

                                                             Shares or
                                                             Principal       Value
                                                              Amount        (Note 2)
------------------------------------------------------------------------------------
Convertible Preferred Stocks 2.4%
Lucent Technologies, Inc. 8.00% (b)                                225   $   262,406
------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $225,000)                           262,406
------------------------------------------------------------------------------------
Common Stocks 5.8%
Boyd Gaming Corporation (f)                                     17,130        73,659
Charter Communications, Inc. Class A (f)                        10,500       148,470
Cott Corporation (f)                                             6,000        84,240
Hollywood Casino Corporation Class A (f)                        11,500        87,285
Hollywood Entertainment Corporation (f)                          6,200        99,758
Spanish Broadcasting System, Inc. Class A (f)                    7,000        55,230
Spectrasite Holdings, Inc. (f)                                  10,865        24,989
UnitedGlobalCom, Inc. Class A (f)                                5,300         6,890
WorldCom, Inc.-WorldCom Group (f)                                2,500        33,625
------------------------------------------------------------------------------------
Total Common Stocks (Cost $613,751)                                          614,146
------------------------------------------------------------------------------------
Warrants 0.1%
Aladdin Gaming Enterprises, Inc., Expire 3/01/10
  (Acquired 1/04/01 - 5/16/01; Cost $60) (g)                     6,000            60
GT Group Telecom, Inc., Expire 2/01/10 (b)                         275         3,437
Jostens, Inc., Expire 5/01/10 (b)                                  100         1,500
Ono Finance PLC, Expire 3/16/11
  (Acquired 7/17/01; Cost $0) (g)                                  175         3,500
------------------------------------------------------------------------------------
Total Warrants (Cost $15,310)                                                  8,497
------------------------------------------------------------------------------------
Short-Term Investments (a) 6.5%
Corporate Bonds 2.1%
Pacific Gas & Electric Company First Refunding
  Mortgage Notes, 7.875%, Due 3/01/02                         $225,000       219,375

Repurchase Agreements 4.4%
ABN AMRO Inc. (Dated 10/31/01), 2.59%,
  Due 11/01/01 (Repurchase proceeds $300,022);
  Collateralized by: United States Government &
  Agency Issues (d)                                            300,000       300,000
State Street Bank (Dated 10/31/01), 2.25%,
  Due 11/01/01 (Repurchase proceeds $164,010);
  Collateralized by: United States Government
  Issues (d)                                                   164,000       164,000
                                                                         -----------
                                                                             464,000
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $684,423)                                 683,375
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Investments in Securities (Cost $11,404,485) 97.4%                  10,346,389
Other Assets and Liabilities, Net 2.6%                                       273,821
------------------------------------------------------------------------------------
Net Assets 100.0%                                                        $10,620,210
====================================================================================

                            STRONG ADVISOR BOND FUND

                                                             Shares or
                                                             Principal       Value
                                                              Amount        (Note 2)
------------------------------------------------------------------------------------
Corporate Bonds 36.2%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %:
  Due 7/15/08 (Rate Reset Effective 7/15/03)                $  650,000    $  113,750
  Due 2/01/09 (Rate Reset Effective 2/01/04) (b)             2,850,000       441,750
AES Corporation Senior Notes, 9.375%,
  Due 9/15/10                                                1,040,000       968,500
AOL Time Warner, Inc. Bonds, 7.625%,
  Due 4/15/31                                                2,855,000     3,019,791
AOL Time Warner, Inc. Notes:
  6.125%, Due 4/15/06                                        3,070,000     3,203,876
  6.75%, Due 4/15/11                                         4,500,000     4,724,199
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08                     1,100,000       550,000
AT&T Wireless Services, Inc. Senior Notes,
  7.875%, Due 3/01/11                                          655,000       709,911
Adelphia Communications Corporation Senior
  Notes:
  10.25%, Due 11/01/06                                       1,790,000     1,727,350
  10.875%, Due 10/01/10                                        895,000       863,675
Air Canada, Inc. Senior Yankee Notes, 10.25%,
  Due 3/15/11                                                  855,000       354,825
Albertson's, Inc. Senior Debentures, 8.00%,
  Due 5/01/31                                                1,575,000     1,772,628
Allied Waste North America, Inc. Senior Secured
  Notes, 8.875%, Due 4/01/08                                 1,785,000     1,838,550
Allied Waste North America, Inc. Senior
  Subordinated Notes, 10.00%, Due 8/01/09                      360,000       366,300
Ameristar Casinos, Inc. Senior Subordinated
  Notes, 10.75%, Due 2/15/09                                 1,220,000     1,281,000
Anchor Gaming Senior Subordinated Notes,
  9.875%, Due 10/15/08                                         350,000       381,062
Anthony Crane Rental LP/Anthony Crane Capital
  Corporation Senior Notes, 10.375%, Due 8/01/08               330,000       143,550
Argosy Gaming Company Senior Subordinated
  Notes, 9.00%, Due 9/01/11                                    660,000       693,000
Asia Global Crossing, Ltd. Senior Yankee Notes,
  13.375%, Due 10/15/10                                      1,310,000       320,950
Atlas Air Worldwide Holdings, Inc. Senior Notes,
  9.25%, Due 4/15/08                                           430,000       303,150
Avencia Group PLC Yankee Notes, 11.00%,
  Due 7/01/09                                                  995,000       950,225
CSC Holdings, Inc. Senior Notes, 7.625%,
  Due 4/01/11                                                1,455,000     1,473,484
Calpine Canada Energy Finance ULC Guaranteed
  Senior Yankee Notes, 8.50%, Due 5/01/08                    3,645,000     3,690,562
Calpine Corporation Senior Notes, 8.50%,
  Due 2/15/11                                                1,095,000     1,103,629
Cendant Corporation Notes, 7.75%, Due 12/01/03               3,657,000     3,654,850
Charter Communications Holdings LLC/Charter
  Communications Holdings Capital Corporation
  Senior Notes, 10.00%, Due 4/01/09                          2,485,000     2,547,125
Chattem, Inc. Senior Subordinated Notes,
  8.875%, Due 4/01/08                                          575,000       534,750
Chesapeake Energy Corporation Senior
  Notes, 7.875%, Due 3/15/04                                 1,465,000     1,486,975
Citigroup, Inc. Notes, 5.50%, Due 8/09/06                    3,290,000     3,419,146
Crown Castle International Corporation Senior
  Notes, 9.375%, Due 8/01/11                                 1,435,000     1,255,625
DTE Energy Company Variable Rate Notes,
  6.17%, Due 6/15/38 (Remarketing
  Date 6/15/03) (b)                                            845,000       876,534
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #1, 7.375%, Due 9/15/06                            2,870,000     3,098,696
Devon Financing Corporation ULC Notes,
  6.875%, Due 9/30/11 (b)                                    2,885,000     2,890,107
Duke Energy Field Services LLC Notes, 7.50%,
  Due 8/16/05                                                1,475,000     1,596,751
Dynegy Holdings, Inc. Senior Notes, 6.875%,
  Due 4/01/11                                                2,855,000     2,879,350
ESAT Telecom Group PLC Senior Yankee Notes:
  Zero %, Due 2/01/07 (Rate Reset
  Effective 2/01/02)                                         1,380,000     1,452,603
  Series B, 11.875%, Due 12/01/08                            6,485,000     7,759,069

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                          Shares or
                                                          Principal     Value
                                                            Amount     (Note 2)
--------------------------------------------------------------------------------
Echostar Broadband Corporation Senior
  Notes, 10.375%, Due 10/01/07                           $1,195,000   $1,254,750
Emmis Communications Corporation Senior
  Subordinated Notes, Series B, 8.125%,
  Due 3/15/09                                               750,000      718,125
Flextronics International, Ltd. Senior Subordinated
  Yankee Notes, 9.875%, Due 7/01/10                         385,000      402,325
Ford Motor Credit Company Notes, 6.875%,
  Due 2/01/06                                             2,960,000    3,032,677
Fox Family Worldwide, Inc. Senior Notes,
  9.25%, Due 11/01/07                                       990,000    1,081,575
Fresenius Medical Care Capital Trust II Units,
  7.875%, Due 2/01/08                                       930,000      934,650
GT Group Telecom, Inc. Senior Yankee
  Discount Notes, Zero %, Due 2/01/10
  (Rate Reset Effective 2/01/05)                          1,420,000      269,800
General Binding Corporation Senior Subordinated
  Notes, 9.375%, Due 6/01/08                                120,000       86,700
General Motors Acceptance Corporation Bonds,
  8.00%, Due 11/01/31                                     1,880,000    1,901,436
General Motors Acceptance Corporation Notes,
  6.875%, Due 9/15/11                                     4,765,000    4,695,931
Global Crossing Holdings, Ltd. Senior
  Yankee Notes:
  8.70%, Due 8/01/07                                      1,010,000      155,287
  9.125%, Due 11/15/06                                    1,270,000      212,725
Graham Packaging Holdings Company/GPC
  Capital Corporation I Senior Subordinated
  Notes, Series B, 8.75%, Due 1/15/08                       750,000      573,750
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount Notes,
  Zero %, Due 1/15/09 (Rate Reset
  Effective 1/15/03)                                      1,030,000      540,750
HCA-The Healthcare Company Notes:
  8.36%, Due 4/15/24                                      1,000,000      989,327
  8.75%, Due 9/01/10                                      1,340,000    1,520,900
Hollywood Casino Corporation Senior Secured
  Notes, 11.25%, Due 5/01/07                                735,000      775,425
Horseshoe Gaming Holding Corporation Senior
  Subordinated Notes, Series B, 8.625%,
  Due 5/15/09                                               830,000      843,487
Household Finance Corporation Notes,
  6.375%, Due 10/15/11                                    3,770,000    3,835,315
Hyperion Telecommunications, Inc. Senior
  Discount Notes, 13.00%, Due 4/15/03                       885,000       61,950
IMC Global, Inc. Senior Notes, 11.25%,
  Due 6/01/11 (b)                                           355,000      363,875
Insight Communications, Inc. Senior Discount
  Notes, Zero %, Due 2/15/11 (Rate Reset
  Effective 2/15/06)                                        690,000      386,400
Insight Health Services Senior Subordinated Notes,
  9.875%, Due 11/01/11 (b)                                  390,000      405,600
International Game Technology Senior Notes,
  8.375%, Due 5/15/09                                     1,385,000    1,457,713
Iron Mountain, Inc. Senior Subordinated Notes,
  8.625%, Due 4/01/13                                     1,505,000    1,580,250
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                       795,000      834,750
Kraft Foods, Inc. Bonds, 6.50%, Due 11/01/31              5,910,000    6,020,102
Lyondell Chemical Company Senior Secured
  Notes, Series B, 9.875%, Due 5/01/07                      375,000      360,938
Metromedia Fiber Network, Inc. Senior Notes,
  10.00%, Due 12/15/09                                    2,079,000      467,775
MetroNet Communications Corporation Senior
  Yankee Notes:
  10.625%, Due 11/01/08                                   2,600,000    1,753,942
  12.00%, Due 8/15/07                                     1,255,000      905,046
Mohegan Tribal Gaming Authority Senior
  Subordinated Notes, 8.375%, Due 7/01/11 (b)               655,000      681,200
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                                      620,000      536,300
NATG Holdings LLC/Orius Capital Corporation
  Senior Subordinated Notes, Series B, 12.75%,
  Due 2/01/10                                               670,000      137,350
NTC Capital I Floating Rate Notes, 2.95%,
  Due 1/15/27                                               815,000      732,366
NTL Communications Corporation Senior
  Notes, Series B, 11.50%, Due 10/01/08                     575,000      336,375
National Rural Utilities Cooperative Finance
  Corporation Collateral Trust Bonds, 6.00%,
  Due 5/15/06                                             3,095,000    3,281,325
Norcen Energy Resources, Ltd. Yankee
  Debentures, 7.375%, Due 5/15/06                         1,435,000    1,575,619
Ono Finance PLC Senior Yankee Notes,
  14.00%, Due 2/15/11                                       675,000      486,000
Oregon Steel Mills, Inc. First Mortgage Notes,
  11.00%, Due 6/15/03                                       290,000      259,550
PETCO Animal Supplies, Inc. Senior
  Subordinated Notes, 10.75%, Due 11/01/11 (b)              285,000      292,125
Park Place Entertainment Corporation Senior
  Subordinated Notes, 8.875%, Due 9/15/08                   375,000      372,188
Pegasus Communications Corporation Senior
  Notes, Series B, 12.50%, Due 8/01/07                    1,020,000      897,600
Pegasus Satellite Communications, Inc. Senior
  Notes, 12.375%, Due 8/01/06                               570,000      498,750
Philip Morris Companies, Inc. Debentures,
  7.75%, Due 1/15/27                                      2,739,000    2,964,759
Philip Morris Companies, Inc. Notes, 6.95%,
  Due 6/01/06                                             2,895,000    3,106,810
Plastipak Holdings, Inc. Senior Notes,
  10.75%, Due 9/01/11 (b)                                   445,000      467,806
Playtex Products, Inc. Senior Subordinated Notes,
  9.375%, Due 6/01/11                                       375,000      393,750
Premier International Foods PLC Senior Yankee
  Notes, 12.00%, Due 9/01/09                                865,000      895,275
Qwest Capital Funding, Inc. Notes:
  5.875%, Due 8/03/04 (b)                                 2,750,000    2,806,590
  7.75%, Due 2/15/31                                      2,715,000    2,680,791
Radio One, Inc. Senior Subordinated Notes,
  8.875%, Due 7/01/11 (b)                                   640,000      670,400
Riverwood International Corporation Senior
  Notes:
  10.25%, Due 4/01/06                                       585,000      608,400
  10.625%, Due 8/01/07                                      660,000      694,650
SBA Communications Corporation Senior Notes,
  10.25%, Due 2/01/09                                       940,000      756,700
Safeway, Inc. Notes, 6.15%, Due 3/01/06                   2,310,000    2,434,223
Service Corporation International Notes, 7.70%,
  Due 4/15/09                                               845,000      796,413
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes:
  9.625%, Due 11/01/09                                      450,000      426,375
  9.625%, Due 11/01/09 (b)                                  700,000      663,250
Spectrasite Holdings, Inc. Senior Discount
  Notes, Series B, Zero %, Due 3/15/10
  (Rate Reset Effective 3/15/05)                          2,570,000      668,200

----------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                         Shares or
                                                         Principal        Value
                                                           Amount        Note 2)
----------------------------------------------------------------------------------
SunTrust Capital III Floating Rate Notes, 3.80%,
  Due 3/15/28                                          $  2,125,000   $  1,924,938
TXU Corporation Senior Notes, 6.375%,
  Due 6/15/06                                             3,260,000      3,397,135
TeleCorp PCS, Inc. Senior Subordinated
  Notes, 10.625%, Due 7/15/10                             1,445,000      1,683,425
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset
  Effective 8/15/03) (b)                                    435,000        411,619
Telewest Communications PLC Senior Yankee
  Discount Debentures, 11.00%, Due 10/01/07               1,525,000      1,197,125
Tenet Healthcare Corporation Senior Subordinated
  Notes, Series B, 8.125%, Due 12/01/08                   1,000,000      1,085,000
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                           2,200,000      2,235,750
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes:
  Series D, 9.625%, Due 11/15/07                            850,000        859,562
  Series E, 9.625%, Due 11/15/07 (b)                        185,000        187,081
Tri-State Outdoor Media Group, Inc. Senior Notes,
  11.00%, Due 5/15/08                                        50,000         35,250
Tritel PCS, Inc. Senior Subordinated Notes,
  10.375%, Due 1/15/11                                      160,000        184,400
Triton PCS, Inc. Senior Subordinated Notes,
  9.375%, Due 2/01/11                                       265,000        279,575
Tyco International Group SA Guaranteed Yankee
  Notes, 6.375%, Due 2/15/06                              1,655,000      1,738,970
Tyson Foods, Inc. Notes, 8.25%, Due 10/01/11 (b)          2,865,000      3,072,779
USA Waste Services, Inc. Senior Notes, 7.00%,
  Due 7/15/28                                             1,565,000      1,524,204
UST, Inc. Senior Notes, 8.80%, Due 3/15/05                4,025,000      4,500,956
United Industries Corporation Senior Subordinated
  Notes, Series B, 9.875%, Due 4/01/09                      925,000        764,281
United Rentals North America, Inc. Senior Notes,
  10.75%, Due 4/15/08 (b)                                 1,110,000      1,171,050
UnitedGlobalCom, Inc. Senior Secured Discount
  Notes, Series B, Zero %, Due 2/15/08
  (Rate Reset Effective 2/15/03)                          2,890,000        476,850
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
  Secured Mortgage Notes, 12.25%, Due 11/15/04            1,200,000      1,095,000
Versatel Telecom International NV Senior Yankee
  Notes, 11.875%, Due 7/15/09                               780,000        265,200
Voicestream Wireless Corporation/Voicestream
  Wireless Holdings Corporation Senior Notes,
  10.375%, Due 11/15/09                                   1,425,000      1,631,625
WMX Technologies, Inc. Notes, 8.00%,
  Due 4/30/04                                             1,810,000      1,954,635
Waste Management, Inc. Senior Notes, 6.875%,
  Due 5/15/09                                             1,645,000      1,716,381
William Carter Company Senior Subordinated
  Notes, 10.875%, Due 8/15/11 (b)                           370,000        388,500
WorldCom, Inc. Bonds, 8.25%, Due 5/15/31                  2,975,000      3,054,807
WorldCom, Inc. Notes, 7.375%, Due 1/15/06 (b)             1,125,000      1,180,947
XO Communications, Inc. Senior Notes, 10.75%,
  Due 6/01/09                                             2,080,000        426,400
Yell Finance BV Senior Yankee Notes, 10.75%,
  Due 8/01/11                                               545,000        580,425
----------------------------------------------------------------------------------
Total Corporate Bonds (Cost $180,844,217)                              173,015,584
----------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 19.1%
Arran Master Trust Floating Rate Notes,
  Series 2000-C, Class A, 3.31%, Due 9/15/07              1,500,000      1,501,875
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates,
  Series 1996-MD6, Class A-1B, 6.88%,
  Due 11/13/29                                            5,358,000      5,683,972
Bear Stearns Mortgage Securities, Inc. Principal
  Only Mortgage Pass-Thru Certificates,
  Series 1995-1, Class 2-P, Due 7/25/10                     109,095        101,423
Chase Credit Card Owner Master Trust Floating
  Rate Asset-Backed Notes, Series 2001-5,
  Class A, 2.545%, Due 2/15/07                            3,000,000      3,000,000
Chase Funding Loan Acquisition Trust Mortgage
  Loan Asset-Backed Certificates, Series 2001-C2,
  Class IA1, 2.781%, Due 8/25/14                          9,166,377      9,160,694
Conseco Finance Home Equity Loan Trust
  Floating Rate Certificates, Series 2001-C,
  Class A-1, 2.665%, Due 9/15/18                          3,650,156      3,644,453
The Equitable Life Assurance Society of the
  United States Floating Rate Notes, Series 174,
  Class A2, 3.847%, Due 5/15/03 (b)                       2,000,000      1,998,702
Ford Credit Auto Owner Trust Asset-Backed Notes:
  Series 2000-A, Class A-5, 7.19%, Due 3/15/04            2,875,000      3,053,719
  Series 2001-B, Class A-4, 5.12%, Due 10/15/04           4,870,000      5,034,919
GMACM Home Equity Loan Trust Floating Rate
  Loan-Backed Term Notes, Series 2001-HE2,
  Class II-A-1, 2.781%, Due 3/25/09                       4,188,680      4,188,680
Holmes Financing Number 1 PLC Floating Rate
  Notes, Series 1, Class 1A, 2.57%, Due 7/15/05           8,000,000      8,005,040
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only Mortgage
  Pass-Thru Certificates, Series 2001-CIB2,
  Class X2, 0.996%, Due 4/15/35 (b)                      63,000,000      3,492,090
Metris Master Trust Floating Rate Asset-Backed
  Securities, Series 2000-2, Class A, 3.267%,
  Due 1/22/07                                             4,680,000      4,678,537
Morgan Stanley Dean Witter Capital I Trust
  Commercial Mortgage Pass-Thru Certificates:
  Series 2000-LIFE2, Class A-2, 7.20%,
  Due 9/15/10                                             2,892,000      3,221,862
  Series 2001-IQ, Class A-3, 5.72%,
  Due 12/18/32                                            2,980,000      3,043,790
Mountain Capital CLO I, Ltd./Mountain Capital
  CLO I Corporation Floating Rate Bonds,
  Series 1A, Class A-1, 3.03%, Due 4/15/11 (b)            4,911,326      4,909,024
Nomura Asset Securities Corporation,
  Series 1994-4B, Class 4PO, Principal Only,
  Due 9/25/24                                                71,051         55,087
Norwest Asset Securities Corporation Mortgage
  Pass-Thru Certificates:
  Series 1999-14, Class B-3, 6.50%, Due 6/25/29           2,043,944      1,992,528
  Series 1999-16, Class B-3, 6.50%, Due 6/25/29           1,023,528        997,669
  Series 1999-21, Class B-3, 7.00%, Due 9/25/29           1,455,055      1,469,242
PNC Mortgage Securities Corporation Mortgage
  Pass-Thru Certificates:
  Series 1998-1, Class 4B4, 6.75%, Due 3/25/13 (b)          314,148        272,746
  Series 1998-11, Class 2B4, 6.25%, Due 11/25/13 (b)        324,769        282,309
PSE&G Transition Funding LLC Transition Bonds,
  Series 2001-1, Class A-2, 5.74%, Due 3/15/07            3,160,000      3,322,930
Residential Asset Mortgage Products, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 2001-RS3, Class A-I-1,
  2.731%, Due 12/25/03                                    3,000,000      2,999,070

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Salomon Brothers Commercial Mortgage Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-C1, Class X-2, 1.246%,
  Due 12/18/35                                        $57,000,000    $ 3,631,470
Structured Asset Securities Corporation Floating
  Rate Mortgage Pass-Thru Certificates,
  Series 1998-2, Class A, 3.181%, Due 2/25/28           1,486,538      1,487,648
Sutter Real Estate CBO, Ltd. Floating Rate Bonds,
  Series 2000-1A, Class A1L, 3.115%,
  Due 12/25/35 (b)                                      3,950,000      3,938,891
USAA Auto Loan Guarantor Trust Pass-Thru
  Certificates, Series 1999-1, Class A, 6.10%,
  Due 2/15/06                                              26,170         26,908
Volkswagen Credit Auto Master Owner Trust
  Floating Rate Loan-Backed Notes, Series 2000-1,
  Class A, 2.617%, Due 8/20/07                          6,215,000      6,225,416
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $89,590,062)                          91,420,694
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 50.4%
FHLMC Participation Certificates:
  6.00%, Due 7/15/21                                    4,935,000      5,096,300
  6.25%, Due 6/15/12 thru 09/15/22                      2,960,000      3,112,067
  6.50%, Due 3/01/16 (e)                               20,665,000     21,540,034
  7.20%, Due 10/01/06                                   2,566,848      2,839,175
  7.50%, Due 10/15/29 (e)                              16,580,000     17,326,100
  10.50%, Due 8/01/19                                     518,342        588,379
FNMA Corporate Notes:
  4.375%, Due 10/15/06                                 10,370,000     10,528,588
  5.25%, Due 1/15/09                                    7,000,000      7,276,395
  5.625%, Due 5/14/04                                   7,000,000      7,454,167
  6.00%, Due 5/15/08 thru 05/15/11                     14,735,000     15,988,309
  7.00%, Due 7/15/05                                    1,355,000      1,512,829
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.00%, Due 6/25/16 thru 4/25/31 (e)                  29,890,000     30,720,014
  6.085%, Due 10/01/08                                     67,583         72,337
  6.32%, Due 6/01/09                                   13,080,533     14,177,768
  6.50%, Due 4/01/31 (e)                               13,180,000     13,573,584
  6.95%, Due 10/01/06                                      54,108         59,598
  7.085%, Due 9/01/06                                   1,143,037      1,264,467
  7.50%, Due 3/25/30 (e)                                3,360,000      3,522,225
  8.00%, Due 4/01/17 thru 9/01/23                       2,834,502      3,063,232
  8.33%, Due 7/15/20                                    1,700,265      1,830,216
  8.50%, Due 8/01/12 thru 5/01/26                       2,694,982      2,895,362
  9.00%, Due 12/01/16 thru 8/01/17                      1,496,699      1,644,909
  9.50%, Due 6/01/05                                      183,555        187,717
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Mortgage
  Certificates, Pool #92117, 8.20%, Due 6/01/18            45,490         46,556
Federal Home Loan Bank Medium-Term Notes,
  7.578%, Due 8/01/25                                     460,532        477,356
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 10/15/29 (e)                               2,860,000      3,010,150
  9.00%, Due 12/15/17                                   7,365,591      8,187,315
  9.50%, Due 12/15/19                                   4,409,786      4,923,856
Student Loan Marketing Student Loan Trust
  Floating Rate Loan-Backed Notes:
  Series 1998-1, Class A-1, 2.799%, Due 1/25/07         2,703,753      2,707,827
  Series 2000-1, Class A-1L, 2.44%, Due 10/27/08        1,768,317      1,770,999
  Series 2001-1, Class A-1L, 2.40%, Due 1/25/09         3,979,485      3,981,135
United States Treasury Bonds:
  6.25%, Due 5/15/30                                   11,945,000     14,241,617
  8.875%, Due 2/15/19                                   1,660,000      2,406,871
  9.875%, Due 11/15/15                                  2,935,000      4,442,169
United States Treasury Notes:
  2.75%, Due 9/30/03                                    1,030,000      1,037,001
  4.625%, Due 5/15/06                                   7,195,000      7,530,021
  4.75%, Due 2/15/04 thru 11/15/08                      6,120,000      6,401,990
  5.50%, Due 5/31/03                                    1,560,000      1,638,427
  5.625%, Due 5/15/08                                   2,525,000      2,767,834
  5.75%, Due 11/15/05                                   2,925,000      3,184,597
  5.75%, Due 8/15/10                                    5,215,000      5,793,542
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $232,912,408)                                  240,823,035
--------------------------------------------------------------------------------
Foreign Government Issues 4.0%
Republic of Germany Bonds, Series 1998,
  5.25%, Due 1/04/08                                    8,000,000 EUR  7,635,102
United Kingdom Treasury Bonds, 7.75%,
  Due 9/08/06                                           7,000,000 GBP 11,593,985
--------------------------------------------------------------------------------
Total Foreign Government Issues (Cost $19,010,826)                    19,229,087
--------------------------------------------------------------------------------
Preferred Stocks 0.8%
Caisse National De Credit Agricole Sponsored
  ADR 10.375% Series A (Acquired 2/05/98;
  Cost $1,981,000) (b)                                     70,000      1,752,940
Rural Cellular Corporation 12.25% Junior
  Exchangeable                                                912        747,924
Superior Healthcare Management, 7.75%, Series A
  (Acquired 12/30/97; Cost $1,006,460) (g)                  1,000      1,155,510
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $3,818,921)                               3,656,374
--------------------------------------------------------------------------------
Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
  Cost $20,000) (f) (g)                                       500              5
--------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                             5
--------------------------------------------------------------------------------
Warrants 0.0%
Aladdin Gaming Enterprises, Inc., Expire 3/01/10
  (Acquired 6/21/00 - 9/06/00; Cost $92) (g)                9,200             92
GT Group Telecom, Inc., Expire 2/01/10 (b)                  1,420         17,750
Jostens, Inc., Expire 5/01/10                                 680         10,200
MetroNet Communications Corporation,
  Expire 8/15/07 (Acquired 11/07/97; Cost $4) (g)             350          7,000
Ono Finance PLC, Expire 3/16/11
  (Acquired 7/17/01; Cost $0) (g)                             675         13,500
--------------------------------------------------------------------------------
Total Warrants (Cost $81,728)                                             48,542
--------------------------------------------------------------------------------
Short-Term Investments (a) 7.5%
Corporate Notes 0.2%
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02             $    825,000        836,492

Non-Agency Mortgage &
  Asset-Backed Securities 0.6%
Irwin Home Equity Trust Floating Rate
  Asset-Backed Certificates, Series 2000-1,
  Class A-2, 2.54%, Due 9/25/02                         2,655,914      2,654,268

Repurchase Agreements 5.9%
ABN Amro Inc. (Dated 10/31/01), 2.59%
  Due 11/01/01 (Repurchase proceeds
  $26,301,892); Collateralized by: United
  States Government & Agency Issues (d)                26,300,000     26,300,000

--------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                     Shares or
                                                     Principal          Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
State Street Bank (Dated 10/31/01), 2.25%,
  Due 11/01/01 (Repurchase proceeds
  $1,958,822); Collateralized by: United
  States Government Issues (d)                       $1,958,700    $  1,958,700
                                                                   ------------
                                                                     28,258,700
United States Government & Agency Issues 0.8%
United States Treasury Bills, Due 11/15/01
  thru 1/03/02 (c)                                      470,000         469,043
United States Treasury Notes, 3.625%,
  Due 7/15/02                                         3,324,900       3,387,246
                                                                   ------------
                                                                      3,856,289
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $35,538,830)                      35,605,749
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $561,816,992) 118.0%          563,799,070
Other Assets and Liabilities, Net (18.0%)                           (86,019,190)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $477,779,880
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                      Underlying    Unrealized
                                         Expiration  Face Amount   Appreciation/
                                            Date       at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
290 Five-Year Eurodollar                   12/01    $28,669,641       $773,161
105 Five-Year U.S. Treasury Notes          12/01     11,535,234        467,952
 40 Ninety-Day Eurodollar                   9/02      9,733,500        202,186
  1 Ten-Year Japanese Government Bonds     12/01      1,148,646         11,438
  14 Two-Year U.S. Treasury Notes          12/01      2,970,844         75,409

Sold:
  97 Ten-Year U.S. Treasury Notes          12/01     10,817,016       (458,381)
  29 U.S. Treasury Bonds                   12/01      3,202,688       (189,084)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                                   Unrealized
                            Settlement                            Appreciation/
                               Date          Value in USD        (Depreciation)
--------------------------------------------------------------------------------
Sold:
  8,265,000 EUR              1/22/02          $7,420,083            $413,897
  4,035,000 GBP              1/22/02           5,843,514              75,831
  4,030,000 GBP              8/19/02           5,775,124             (96,854)


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                        Contracts       Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                   --           $    --
Options written during the year                            50             2,912
Options closed                                             --                --
Options expired                                           (50)           (2,912)
Options exercised                                          --                --
                                                          ---           -------
Options outstanding at end of year                         --           $    --
                                                          ===           =======

Expired options resulted in a capital loss of $2,912.

--------------------------------------------------------------------------------
SWAPS
--------------------------------------------------------------------------------
Open swap contracts at October 31, 2001 consisted of the following:
--------------------------------------------------------------------------------
                         Notional      Interest      Index            Unrealized
  Issuer                  Amount         Sold        Bought         Appreciation
--------------------------------------------------------------------------------
ERISA Eligible         $10,000,000       1 mo.   ERISA Eligible
    Expires 9/30/02                     LIBOR     Lehman CMBS*        $174,738

*Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap.


                    STRONG ADVISOR SHORT DURATION BOND FUND

                                                     Shares or
                                                     Principal           Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 30.5%
Browning Ferris Industries, Inc. Notes,
  6.10%, Due 1/15/03                               $    500,000     $    494,343
Cendant Corporation Notes, 7.75%, Due 12/01/03          500,000          499,706
Chase Manhattan Corporation Floating Rate
  Subordinated Notes, 5.25%, Due 12/30/09             1,000,000        1,000,600
DaimlerChrysler North America Holding
  Corporation Notes, 6.40%, Due 5/15/06               1,000,000        1,003,440
Enron Credit Linked Notes Trust II Notes,
  7.375%, Due 5/15/06 (Acquired 5/17/01;
  Cost $499,525) (g)                                    500,000          320,000
Felcor Suites LP Guaranteed Senior Notes,
  7.375%, Due 10/01/04                                1,000,000          932,150
Ford Motor Credit Company Floating Rate
  Notes, 3.56%, Due 3/13/07                           1,000,000          966,060
Ford Motor Credit Company Notes,
  6.875%, Due 2/01/06                                 1,000,000        1,024,553
GS Escrow Corporation Senior Notes,
  7.125%, Due 8/01/05                                   388,000          395,754
HCA-The Healthcare Company Medium-Term
  Notes, Tranche #12, 6.63%, Due 7/15/45              1,200,000        1,232,816
Intermedia Communications, Inc. Senior
  Subordinated Discount Notes, Series B, Zero %,
  Due 3/01/09 (Rate Reset Effective 3/01/04) (b)        500,000          432,500
Kraft Foods, Inc. Notes, 4.625%, Due 11/01/06           750,000          752,145
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06               750,000          890,963
MetroNet Communications Corporation Senior
  Yankee Notes, 12.00%, Due 8/15/07                     350,000          252,403
Monumental Global Funding II Senior Secured
  Yankee Notes, 6.05%, Due 1/19/06 (b)                  500,000          524,367
News America, Inc. Notes, 6.703%, Due 5/21/04           700,000          734,726
Petroleos Mexicanos Medium-Term Yankee
  Notes, Tranche #11, 6.50%, Due 2/01/05 (b)            250,000          254,063
Philip Morris Companies, Inc. Notes, 6.95%,
  Due 6/01/06                                           500,000          536,582
Protective Life United States Funding Trust
  Funding Agreement-Backed Notes, 5.875%,
  Due 8/15/06 (b)                                     1,000,000        1,027,269
R&B Falcon Corporation Senior Notes,
  Series B, 6.50%, Due 4/15/03                        1,000,000        1,026,340
Raytheon Company Notes, 5.70%, Due 11/01/03             500,000          514,615
South Point Energy Center LLC/Broad River
  Energy LLC/Rockgen Energy LLC Pass-Thru
  Certificates, Series A, 8.40%, Due 5/30/12 (b)      1,000,000          997,199
TXU Corporation Senior Notes, 6.375%,
  Due 6/15/06                                           325,000          338,671

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

              STRONG ADVISOR SHORT DURATION BOND FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Telewest Communications PLC Senior Yankee
  Discount Debentures, 11.00%, Due 10/01/07            $   500,000   $   392,500
Tyco International Group SA Guaranteed Yankee
  Notes, 6.375%, Due 2/15/06                               500,000       523,650
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06 (b)         1,000,000     1,037,739
USA Waste Services, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                             500,000       510,000
WMX Technologies, Inc. Notes,
  7.10%, Due 8/01/26                                       500,000       520,185
WorldCom, Inc. Notes, 7.375%, Due 1/15/06 (b)              500,000       524,866
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $19,621,774)                              19,660,205
--------------------------------------------------------------------------------

Non-Agency Mortgage &
  Asset-Backed Securities 13.7%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
Certificates, Series 1993-3, Class B1,
  7.00%, Due 3/25/08 (b)                                   622,551       631,326
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.1434%, Due 1/25/22             501,619       500,950
  Series 1991-3, Class A1, 6.9811%, Due 2/20/21            451,662       463,768
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 4.1375%, Due 11/10/30 (b)          1,500,000     1,492,035
Merrill Lynch Credit Corporation Mortgage
  Investors, Inc. Senior Subordinated Variable Rate
  Mortgage Pass-Thru Certificates, Series 1994-A,
  Class A-4, 6.5541%, Due 7/15/19                          592,500       590,299
Option One Interest Only Mortgage Loan Trust,
  3.50%, Due 4/25/04                                    45,000,000     2,548,828
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates, Series
  1998-S25, Class A-2, 6.25%, Due 10/25/13               1,924,071     1,980,533
Resolution Trust Corporation Mortgage Pass-Thru
  Securities, Inc. Variable Rate Certificates, Series
  1995-1, Class B-5, 5.8113%, Due 10/25/28                 269,234       270,355
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities, Series
  1990-C1, Class A, 5.7221%, Due 10/25/20                  336,403       338,887
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $8,786,028)                            8,816,981
--------------------------------------------------------------------------------

United States Government &
  Agency Issues 23.6%
FHLMC Adjustable Rate Participation Certificates,
  Pool #865456, 7.571%, Due 7/01/10                        130,362       133,237
FHLMC Guaranteed Mortgage Participation
  Certificates, 9.50%, Due 6/15/06                         423,430       434,978
FHLMC Participation Certificates:
  7.00%, Due 5/01/03                                       484,242       494,266
  9.00%, Due 8/01/18                                       443,834       488,539
  10.00%, Due 6/01/05                                      138,320       141,839
FNMA Guaranteed Mortgage Adjustable Rate
  Mortgage Certificates, Pool #365418,
  7.284%, Due 1/01/23                                      319,020       330,525
FNMA Guaranteed Mortgage Pass-Thru Certificates:
  8.50%, Due 11/01/02                                      156,119       157,014
  10.50%, Due 8/01/20                                      141,321       160,961
  11.00%, Due 4/01/12                                      184,703       207,505
GNMA Guaranteed Pass-Thru Certificates,
  9.00%, Due 12/15/17                                    1,312,506     1,458,933
United States Treasury Notes:
  4.625%, Due 5/15/06                                    4,810,000     5,033,968
  6.00%, Due 8/15/04                                     5,730,000     6,209,893
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $15,005,566)                                    15,251,658
--------------------------------------------------------------------------------

Short-Term Investments (a) 26.7%
Corporate Bonds 1.5%
Adelphia Communications Corporation
  Senior Notes, 9.25%, Due 10/01/02                      1,000,000     1,000,000

Repurchase Agreements 25.1%
ABN AMRO Inc. (Dated 10/31/01), 2.59%,
  Due 11/01/01 (Repurchase proceeds
  $15,501,115); Collateralized by: United
  States Government & Agency Issues (d)                 15,500,000    15,500,000
State Street Bank (Dated 10/31/01), 2.25%,
  Due 11/01/01 (Repurchase proceeds
  $670,942); Collateralized by:
  United States Government Issues (d)                      670,900       670,900
                                                                      ----------
                                                                      16,170,900
United States Government Issues 0.1%
United States Treasury Bills, Due 11/15/01 (c)              50,000        49,958
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $17,210,832)                       17,220,858
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $60,624,200) 94.5%              60,949,702
Other Assets and Liabilities, Net 5.5%                                 3,567,984
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $64,517,686
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                      Underlying    Unrealized
                                       Expiration    Face Amount   Appreciation/
                                          Date         at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
  27 Five-Year U.S. Treasury Notes       12/01        $2,966,203     $120,330

Sold:
  5 Two-Year U.S. Treasury Notes         12/01         1,061,016      (26,974)

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.
(g)  Restricted and illiquid security.

Percentages are stated as a percent of net assets.


CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
EUR -- Euro
GBP -- British Pound
USD -- United States Dollar

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2001

                                                      (In Thousands, Except As Noted)

                                                               Strong Advisor
                                                           Aggressive High-Yield
                                                                 Bond Fund
                                                           ---------------------
Assets:
  Investments in Securities, at Value (Cost of $11,404)            $10,346
  Receivable for Securities Sold                                       503
  Receivable for Fund Shares Sold                                      114
  Dividends and Interest Receivable                                    255
  Other Assets                                                          19
                                                                   -------
  Total Assets                                                      11,237

Liabilities:
  Payable for Securities Purchased                                     499
  Dividends Payable                                                    103
  Accrued Operating Expenses and Other Liabilities                      15
                                                                   -------
  Total Liabilities                                                    617
                                                                   -------
Net Assets                                                         $10,620
                                                                   =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $11,769
  Accumulated Net Realized Loss                                        (91)
  Net Unrealized Depreciation                                       (1,058)
                                                                   -------
  Net Assets                                                       $10,620
                                                                   =======

Class A ($ and shares in full)
  Net Assets                                                    $5,619,091
  Capital Shares Outstanding (Unlimited Number Authorized)         589,715
  Net Asset Value Per Share                                          $9.53
                                                                     =====

  Public Offering Price Per Share
  ($9.53 divided by .955)                                            $9.98
                                                                     =====

Class B ($ and shares in full)
  Net Assets                                                    $2,377,148
  Capital Shares Outstanding (Unlimited Number Authorized)         249,420
  Net Asset Value Per Share                                          $9.53
                                                                     =====

Class C ($ and shares in full)
  Net Assets                                                    $2,311,702
  Capital Shares Outstanding (Unlimited Number Authorized)         242,743
  Net Asset Value Per Share                                          $9.52
                                                                     =====

Class L ($ and shares in full)
  Net Assets                                                      $312,269
  Capital Shares Outstanding (Unlimited Number Authorized)          32,791
  Net Asset Value Per Share                                          $9.52
                                                                     =====

  Public Offering Price Per Share
  ($9.52 divided by .99)                                             $9.62
                                                                     =====

                                                                              19

--------------------------------------------------------------------------------
October 31, 2001

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Assets:
  Investments in Securities, at Value (Cost of $561,817)             $563,799
  Receivable for Securities Sold                                        5,927
  Receivable for Fund Shares Sold                                         819
  Dividends and Interest Receivable                                     6,728
  Paydown Receivable                                                       86
  Other Assets                                                            219
                                                                     --------
  Total Assets                                                        577,578

Liabilities:
  Payable for Securities Purchased                                     97,202
  Payable for Fund Shares Redeemed                                        111
  Dividends Payable                                                     2,284
  Variation Margin Payable                                                 96
  Accrued Operating Expenses and Other Liabilities                        105
                                                                     --------
  Total Liabilities                                                    99,798
                                                                     --------
Net Assets                                                           $477,780
                                                                     ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $470,992
  Accumulated Net Investment Loss                                        (245)
  Undistributed Net Realized Gain                                       3,601
  Net Unrealized Appreciation                                           3,432
                                                                     --------
  Net Assets                                                         $477,780
                                                                     ========

                       See Notes to Financial Statements.
20

--------------------------------------------------------------------------------
October 31, 2001

                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Class A ($ and shares in full)
  Net Assets                                                         $14,814,080
  Capital Shares Outstanding (Unlimited Number Authorized)             1,340,997
  Net Asset Value Per Share                                               $11.05
                                                                          ======

  Public Offering Price Per Share
  ($11.05 divided by .955)                                                $11.57
                                                                          ======

Class B ($ and shares in full)
  Net Assets                                                          $7,999,791
  Capital Shares Outstanding (Unlimited Number Authorized)               723,972
  Net Asset Value Per Share                                               $11.05
                                                                          ======

Class C ($ and shares in full)
  Net Assets                                                          $7,027,708
  Capital Shares Outstanding (Unlimited Number Authorized)               636,136
  Net Asset Value Per Share                                               $11.05
                                                                          ======

Class L ($ and shares in full)
  Net Assets                                                            $813,703
  Capital Shares Outstanding (Unlimited Number Authorized)                73,657
  Net Asset Value Per Share                                               $11.05
                                                                          ======

  Public Offering Price Per Share
  ($11.05 divided by .99)                                                 $11.16
                                                                          ======

Class Z ($ and shares in full)
  Net Assets                                                         $82,383,950
  Capital Shares Outstanding (Unlimited Number Authorized)             7,456,381
  Net Asset Value Per Share                                               $11.05
                                                                          ======

Institutional Class ($ and shares in full)
  Net Assets                                                        $364,740,648
  Capital Shares Outstanding (Unlimited Number Authorized)            33,050,576
  Net Asset Value Per Share                                               $11.04
                                                                          ======

                       See Notes to Financial Statements.
                                                                              21

--------------------------------------------------------------------------------
October 31, 2001

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                  Short Duration
                                                                     Bond Fund
                                                                  --------------
Assets:
  Investments in Securities, at Value (Including Repurchase
    Agreements of $16,171)(Cost of $60,624)                          $60,950
  Receivable for Securities Sold                                       7,619
  Receivable for Fund Shares Sold                                        167
  Dividends and Interest Receivable                                      716
  Paydown Receivable                                                      34
  Variation Margin Receivable                                             11
  Other Assets                                                            30
                                                                     -------
  Total Assets                                                        69,527

Liabilities:
  Payable for Securities Purchased                                     4,687
  Dividends Payable                                                      255
  Accrued Operating Expenses and Other Liabilities                        67
                                                                     -------
  Total Liabilities                                                    5,009
                                                                     -------
Net Assets                                                           $64,518
                                                                     =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $68,385
  Accumulated Net Investment Loss                                       (255)
  Accumulated Net Realized Loss                                       (4,031)
  Net Unrealized Appreciation                                            419
                                                                     -------
  Net Assets                                                         $64,518
                                                                     =======


                       See Notes to Financial Statements.
22

--------------------------------------------------------------------------------
October 31, 2001

                                                                  Strong Advisor
                                                                  Short Duration
                                                                     Bond Fund
                                                                  --------------
Class A ($ and shares in full)
  Net Assets                                                        $9,522,312
  Capital Shares Outstanding (Unlimited Number Authorized)             930,281
  Net Asset Value Per Share                                             $10.24
                                                                        ======

  Public Offering Price Per Share
  ($10.24 divided by .9775)                                             $10.48
                                                                        ======

Class B ($ and shares in full)
  Net Assets                                                        $3,868,852
  Capital Shares Outstanding (Unlimited Number Authorized)             378,665
  Net Asset Value Per Share                                             $10.22
                                                                        ======

Class C ($ and shares in full)
  Net Assets                                                        $3,345,657
  Capital Shares Outstanding (Unlimited Number Authorized)             326,888
  Net Asset Value Per Share                                             $10.23
                                                                        ======

Class L ($ and shares in full)
  Net Assets                                                          $562,303
  Capital Shares Outstanding (Unlimited Number Authorized)              54,952
  Net Asset Value Per Share                                             $10.23
                                                                        ======
  Public Offering Price Per Share
  ($10.23 divided by .99)                                               $10.33
                                                                        ======

Class Z ($ and shares in full)
  Net Assets                                                       $47,218,562
  Capital Shares Outstanding (Unlimited Number Authorized)           4,632,453
  Net Asset Value Per Share                                             $10.19
                                                                        ======

                       See Notes to Financial Statements.
                                                                              23

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Period Ended October 31, 2001 (Note 1)

                                                                         (In Thousands)

                                                                         Strong Advisor
                                                                     Aggressive High-Yield
                                                                           Bond Fund
                                                                     ---------------------
Income:
  Interest                                                                  $ 697
  Dividends                                                                    78
                                                                            -----
  Total Income                                                                775

Expenses:
  Investment Advisory Fees                                                     29
  Administrative Fees - Class A                                                10
  Administrative Fees - Class B                                                 3
  Administrative Fees - Class C                                                 3
  Administrative Fees - Class L                                                 1
  Custodian Fees                                                                4
  Shareholder Servicing Costs - Class A                                         7
  Shareholder Servicing Costs - Class B                                         2
  Shareholder Servicing Costs - Class C                                         2
  Shareholder Servicing Costs - Class L                                         1
  Reports to Shareholders - Class A                                            27
  Reports to Shareholders - Class B                                             5
  Reports to Shareholders - Class C                                             5
  Reports to Shareholders - Class L                                             2
  12b-1 Fees - Class A                                                          9
  12b-1 Fees - Class B                                                         11
  12b-1 Fees - Class C                                                         10
  12b-1 Fees - Class L                                                          2
  Professional Fees                                                            17
  Federal and State Registration Fees                                          84
  Other                                                                         1
                                                                            -----
  Total Expenses before Waivers, Absorptions and Earnings Credits             235
  Expense Waivers and Absorptions - Class A                                   (38)
  Expense Waivers and Absorptions - Class B                                    (3)
  Expense Waivers and Absorptions - Class C                                    (3)
  Expense Waivers and Absorptions - Class L                                    (1)
  Expense Waivers and Absorptions - Fund Level                                (93)
  Earnings Credits                                                             (1)
                                                                            -----
  Expenses, Net                                                                96
                                                                            -----
Net Investment Income                                                         679


Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                            (92)
  Net Change in Unrealized Appreciation/Depreciation on Investments        (1,058)
                                                                            -----
Net Loss on Investments                                                    (1,150)
                                                                            -----
Net Decrease in Net Assets Resulting from Operations                       ($ 471)
                                                                            =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2001

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Income:
  Interest                                                             $26,152
  Dividends (net of foreign withholding taxes of $14)                      366
                                                                       -------
  Total Income                                                          26,518


Expenses:
  Investment Advisory Fees                                                 893
  Administrative Fees - Class A                                             21
  Administrative Fees - Class B                                              9
  Administrative Fees - Class C                                             10
  Administrative Fees - Class L                                              1
  Administrative Fees - Class Z                                            179
  Administrative Fees - Institutional Class                                 61
  Custodian Fees                                                            45
  Shareholder Servicing Costs - Class A                                     15
  Shareholder Servicing Costs - Class B                                      6
  Shareholder Servicing Costs - Class C                                      7
  Shareholder Servicing Costs - Class L                                      1
  Shareholder Servicing Costs - Class Z                                    158
  Shareholder Servicing Costs - Institutional Class                         47
  Reports to Shareholders - Class A                                          9
  Reports to Shareholders - Class B                                         13
  Reports to Shareholders - Class C                                          4
  Reports to Shareholders - Class L                                          2
  Reports to Shareholders - Class Z                                         21
  Reports to Shareholders - Institutional Class                             17
  Transfer Agency Banking Charges - Class Z                                  1
  Transfer Agency Banking Charges - Institutional Class                      2
  12b-1 Fees - Class A                                                      19
  12b-1 Fees - Class B                                                      32
  12b-1 Fees - Class C                                                      34
  12b-1 Fees - Class L                                                       2
  Federal and State Registration Fees                                      171
  Other                                                                     66
                                                                       -------
  Total Expenses before Waivers, Absorptions and Earnings Credits        1,846
  Expense Waivers and Absorptions                                          (13)
  Earnings Credits                                                          (6)
                                                                       -------
  Expenses, Net                                                          1,827
                                                                       -------
Net Investment Income                                                   24,691


Realized and Unrealized Gain (Loss):
  Net Realized Gain on:
    Investments                                                          8,122
    Futures Contracts, Written Options,
    Swaps and Forward Foreign Currency Contracts                         1,522
    Foreign Currencies                                                       2
                                                                       -------
    Net Realized Gain                                                    9,646
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          6,604
    Futures Contracts, Written Options,
    Swaps and Forward Foreign Currency Contracts                           837
    Foreign Currencies                                                       5
                                                                       -------
    Net Change in Unrealized Appreciation/Depreciation                   7,446
                                                                       -------
Net Gain on Investments                                                 17,092
                                                                       -------
Net Increase in Net Assets Resulting from Operations                   $41,783
                                                                       =======


                       See Notes to Financial Statements.
                                                                              25

--------------------------------------------------------------------------------
For the Year Ended October 31, 2001

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                  Short Duration
                                                                     Bond Fund
                                                                  --------------
Income:
  Interest                                                            $3,619
  Dividends                                                               14
                                                                      ------
  Total Income                                                         3,633

Expenses:
  Investment Advisory Fees                                               221
  Administrative Fees - Class A                                            9
  Administrative Fees - Class B                                            4
  Administrative Fees - Class C                                            3
  Administrative Fees - Class L                                            1
  Administrative Fees - Class Z                                          119
  Custodian Fees                                                          29
  Shareholder Servicing Costs - Class A                                    7
  Shareholder Servicing Costs - Class B                                    3
  Shareholder Servicing Costs - Class C                                    2
  Shareholder Servicing Costs - Class Z                                  107
  Reports to Shareholders - Class A                                        5
  Reports to Shareholders - Class B                                        4
  Reports to Shareholders - Class C                                        2
  Reports to Shareholders - Class L                                        2
  Reports to Shareholders - Class Z                                       59
  Transfer Agency Banking Charges - Class Z                                1
  12b-1 Fees - Class A                                                     9
  12b-1 Fees - Class B                                                    14
  12b-1 Fees - Class C                                                    10
  12b-1 Fees - Class L                                                     1
  Federal and State Registration Fees                                     95
  Other                                                                   30
                                                                      ------
  Total Expenses before Waivers, Absorptions and Earnings Credits        737
  Expense Waivers and Absorptions                                        (20)
  Earnings Credits                                                        (1)
                                                                      ------
  Expenses, Net                                                          716
                                                                      ------
Net Investment Income                                                  2,917


Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                         (272)
    Futures Contracts and Forward Foreign Currency Contracts             478
    Foreign Currencies                                                    (6)
                                                                      ------
    Net Realized Gain                                                    200
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          913
    Futures Contracts                                                   (346)
    Short Positions                                                        7
                                                                      ------
    Net Change in Unrealized Appreciation/Depreciation                   574
                                                                      ------
Net Gain on Investments                                                  774
                                                                      ------
Net Increase in Net Assets Resulting from Operations                  $3,691
                                                                      ======

                       See Notes to Financial Statements.
26

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 (In Thousands)

                                                                 Strong Advisor
                                                                Aggressive High-
                                                                 Yield Bond Fund
                                                                ----------------
                                                                  Period Ended
                                                                  Oct. 31, 2001
                                                                ----------------
                                                                    (Note 1)

Operations:
  Net Investment Income                                              $   679
  Net Realized Loss                                                      (92)
  Net Change in Unrealized Appreciation/Depreciation                  (1,058)
                                                                     -------
  Net Decrease in Net Assets Resulting from Operations                  (471)
Distributions:
  From Net Investment Income:
    Class A                                                             (421)
    Class B                                                             (120)
    Class C                                                             (106)
    Class L                                                              (32)
                                                                     -------
  Total Distributions                                                   (679)
Capital Share Transactions (Note 7):
  Net Increase in Net Assets from Capital Share Transactions          11,770
                                                                     -------
Total Increase in Net Assets                                          10,620
Net Assets:
  Beginning of Period                                                     --
                                                                     -------
  End of Period                                                      $10,620
                                                                     =======


                       See Notes to Financial Statements.
                                                                              27

--------------------------------------------------------------------------------

                                                                       (In Thousands)

                                                                   Strong Advisor Bond Fund
                                                                ------------------------------
                                                                  Year Ended       Year Ended
                                                                Oct. 31, 2001    Oct. 31, 2000
                                                                -------------    -------------
Operations:
  Net Investment Income                                           $ 24,691         $ 15,390
  Net Realized Gain                                                  9,646            2,166
  Net Change in Unrealized Appreciation/Depreciation                 7,446           (2,025)
                                                                  --------         --------
  Net Increase in Net Assets Resulting from Operations              41,783           15,531
Distributions:
  From Net Investment Income:
    Class A                                                           (401)              (3)
    Class B                                                           (141)              --
    Class C                                                           (155)              --
    Class L                                                            (15)              --
    Class Z                                                         (4,180)            (519)
    Institutional Class                                            (19,898)         (15,405)
  From Net Realized Gains:
    Class A                                                            (42)              --
    Class B                                                            (18)              --
    Class C                                                            (25)              --
    Class L                                                             (2)              --
    Class Z                                                           (746)              --
    Institutional Class                                             (3,041)              --
                                                                  --------         --------
  Total Distributions                                              (28,664)         (15,927)
Capital Share Transactions (Note 7):
  Net Increase in Net Assets from Capital Share Transactions       177,237          121,949
                                                                  --------         --------
Total Increase in Net Assets                                       190,356          121,553
Net Assets:
  Beginning of Year                                                287,424          165,871
                                                                  --------         --------
  End of Year                                                     $477,780         $287,424
                                                                  ========         ========

                       See Notes to Financial Statements.
28

--------------------------------------------------------------------------------


                                                                        (In Thousands)

                                                                     Strong Advisor Short
                                                                      Duration Bond Fund
                                                               ------------------------------
                                                                 Year Ended       Year Ended
                                                               Oct. 31, 2001    Oct. 31, 2000
                                                               -------------    -------------
Operations:
  Net Investment Income                                           $ 2,917          $ 2,708
  Net Realized Gain (Loss)                                            200              (27)
  Net Change in Unrealized Appreciation/Depreciation                  574               36
                                                                  -------          -------
  Net Increase in Net Assets Resulting from Operations              3,691            2,717
Distributions:
  From Net Investment Income:
         Class A                                                     (181)              --
         Class B                                                      (62)              --
         Class C                                                      (43)              --
         Class L                                                       (9)              --
         Class Z                                                   (3,090)          (3,064)
                                                                  -------          -------
  Total Distributions                                              (3,385)          (3,064)

Capital Share Transactions (Note 7):
  Net Increase in Net Assets from Capital Share Transactions       13,068            7,280
                                                                  -------          -------
Total Increase in Net Assets                                       13,374            6,933
Net Assets:
  Beginning of Year                                                51,144           44,211
                                                                  -------          -------
  End of Year                                                     $64,518          $51,144
                                                                  =======          =======

                       See Notes to Financial Statements.
                                                                              29

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2001

1.   Organization

     The accompanying financial statements represent the Strong Advisor Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advisor Aggressive High-Yield Bond Fund (a series of Strong Short-Term Global Bond Fund, Inc./(1)//(3)/*)

     - Strong Advisor Bond Fund(6) (a series of Strong Income Funds II, Inc./(1)//(4)/*)

     - Strong Advisor Short Duration Bond Fund(2) (a series of Strong Short-Term Global Bond Fund, Inc./(1)//(5)/*)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

       /(2)/  Formerly Strong Short-Term Global Bond Fund.

       /(3)/ Effective November 30, 2000, Strong Advisor Aggressive High-Yield Bond Fund commenced operations and offers four classes of shares:
              Class A, B, C, and L.

       /(4)/ Effective November 30, 2000, Strong Advisor Bond Fund has implemented a multiple class structure whereby the Fund is authorized to offer six classes of shares: Class A, B, C, L, Z and Institutional class. Advisor class shares outstanding prior to November 30, 2000 were designated as Class A shares. Investor class shares outstanding prior to November 30, 2000 were designated as Class Z shares.

       /(5)/ Effective November 30, 2000, Strong Advisor Short Duration Bond Fund has implemented a multiple class structure whereby the Fund is authorized to offer five classes of shares: Class A, B, C, L and Z. Shares outstanding prior to November 30, 2000 were designated as Class Z shares.

       /(6)/  Formerly Strong Bond Fund.

         * All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights vote on matters affecting only individual classes.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at October 31, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:


                                                              Aggregate        Aggregate     Percent of
                                                                 Cost          Fair Value    Net Assets
                                                              ----------       ----------    ----------
          Strong Advisor Aggressive High-Yield Bond Fund      $       60       $    3,560       0.0%
          Strong Advisor Bond Fund                             3,007,552        2,922,047       0.6%
          Strong Advisor Short Duration Bond Fund                499,525          320,000       0.5%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings Credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than

--------------------------------------------------------------------------------
October 31, 2001

          expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                  Advisory Fees                 Administrative Fees Dec. 1, 2000 - Oct. 31, 2001
                                  Nov. 1, 2000-                                                                 Institutional
                                  Oct. 31, 2001     Class A     Class B     Class C     Class L     Class Z         Class
                                  -------------     -------     -------     -------     -------    ---------    -------------
     Strong Advisor Aggressive
       High-Yield Bond Fund         0.50%/(1)/       0.28%       0.28%       0.28%       0.28%        **              *
     Strong Advisor Bond Fund       0.23%/(2)/       0.28%       0.28%       0.28%       0.28%     0.28%/(4)/      0.02%/(5)/
     Strong Advisor Short
       Duration Bond Fund          0.375%/(3)/       0.28%       0.28%       0.28%       0.28%     0.28%/(4)/         *

         * Does not offer Institutional Class shares.

        ** Does not offer Class Z shares.

     /(1)/ Effective 12-01-00 to 10-31-01. The Investment Advisory fees are
           0.50% for the first $4 billion, 0.475% for $4 to $6 billion, and 0.45% thereafter.

     /(2)/ The Investment Advisory fees are 0.23% for the first $4 billion, 0.205% for $4 to $6 billion, and 0.18% thereafter.

     /(3)/ Effective 12-01-00 to 10-31-01. The Investment Advisory fees are
           0.375% for the first $4 billion, 0.35% for $4 to $6 billion, and 0.325% thereafter. Prior to 12-01-00, the Investment Advisory Fee rate was 0.625%.

     /(4)/ Effective 7-23-01 to 10-31-01. Prior to 7-23-01, the Administrative
           Fees rate was 0.25%.

     /(5)/ Effective 11-01-00 to 10-31-01.

     The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. For the year ended October 31, 2001, the Advisor waived expenses of $2,986, $9,054 and $714 for Strong Advisor Bond Fund - Advisor Class, Class B and Class L, respectively. For the year ended October 31, 2001, the Advisor waived expenses of $13,616, $2,989, $2,135, and $1,053 for Strong Advisor Short Duration Bond Fund - Class A, B, C and L, respectively. Shareholder recordkeeping and related service fees for the Funds' Class Z shares are paid at a rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for each of the Fund's Class A, B, C and L shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Class A, B, C and L shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average daily net assets of the Class A, B, C and L shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B, C and L shares.

     For the year ended October 31, 2001, the Funds incurred 12b-1 fees of:

                                                        Class A     Class B     Class C     Class L
                                                        -------     -------     -------     -------
     Strong Advisor Aggressive High-Yield Bond Fund     $ 8,687     $11,112     $ 9,694     $2,218
     Strong Advisor Bond Fund                            18,624      31,837      34,032      2,372
     Strong Advisor Short Duration Bond Fund              8,542      14,130      10,086      1,482

     The Funds' Class A, B, C and L shares have various sales and redemption fees charged to shareholders of certain Fund's classes. Strong Advisor Aggressive High-Yield Bond Fund and Strong Advisor Bond Fund's Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund's Class A shares have a maximum 2.25% front-end sales charge. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a maximum 1.00% contingent deferred sales charge. The Funds' Class L shares have a maximum 1.00% front-end sales charge and a maximum 1.00% contingent deferred sales charge.

     For the year ended October 31, 2001, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Aggressive High-Yield Bond Fund $4,836, Strong Advisor Bond Fund $13,326 and Strong Advisor Short

--------------------------------------------------------------------------------

     Duration Bond Fund $2,099. For the year ended October 31, 2001, the Distributor also received $6,723, $9,127 and $6,456 of aggregate contingent deferred sales charges from the redemption of Class B, C and L shares for Strong Advisor Aggressive High-Yield Bond Fund, Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of any of the Funds.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2001 is as follows:


                                                            Payable to/
                                                         (Receivable from)  Shareholder Servicing  Transfer Agency  Unaffiliated
                                                            Advisor at       and Other Expenses        Banking       Directors'
                                                           Oct. 31, 2001       Paid to Advisor         Charges          Fees
                                                         -----------------  ---------------------  ---------------  ------------
     Strong Advisor Aggressive High-Yield Bond Fund          ($   999)            $ 11,767*            $   19*        $  408*
     Strong Advisor Bond Fund                                  24,411              233,330              2,843          6,261
     Strong Advisor Short Duration Bond Fund                   16,310              118,998                631          1,407

     *  For the period ended October 31, 2001

     At October 31, 2001, the Advisor owns the following percentages of the outstanding shares of each class:

                                                                Class A    Class B    Class C    Class L
                                                                -------    -------    -------    -------
     Strong Advisor Aggressive High-Yield Bond Fund               19%        11%        11%        84%
     Strong Advisor Bond Fund                                     --         --         --         14%
     Strong Advisor Short Duration Bond Fund                      --         --         --         19%

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended October 31, 2001 were as follows:

                                                                    Purchases                             Sales
                                                         -----------------------------       --------------------------------
                                                         U.S. Government                     U.S. Government
                                                            and Agency           Other         and Agency            Other
                                                         ---------------     ------------    ---------------     ------------
   Strong Advisor Aggressive High-Yield Bond Fund*       $           --     $ 37,232,227     $           --     $ 26,414,585
   Strong Advisor Bond Fund                               1,563,479,946      727,353,259      1,447,169,410      629,664,129
   Strong Advisor Short Duration Bond Fund                   45,222,730       58,044,726         43,372,953       51,556,225

     *  For the period ended October 31, 2001

6.   Income Tax Information

     At October 31, 2001, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2009) for federal income tax purposes were as follows:

                                                           Federal Tax    Unrealized     Unrealized    Net Appreciation/
                                                               Cost      Appreciation   Depreciation    (Depreciation)
                                                          ------------   ------------   ------------   -----------------
     Strong Advisor Aggressive High-Yield Bond Fund       $ 11,404,485    $   707,790    $ 1,765,886     ($1,058,096)
     Strong Advisor Bond Fund                              562,380,206     15,615,253     14,196,389       1,418,864
     Strong Advisor Short Duration Bond Fund                60,624,200        793,623        468,121         325,502

--------------------------------------------------------------------------------
October 31, 2001

     At October 31, 2001, the Strong Advisor Aggressive High-Yield Bond Fund and Strong Advisor Short Duration Bond Fund had capital loss carryovers of $91,259 and $3,789,186, respectively. Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund utilized $4,545,759 and $500,242, respectively, of their capital loss carryovers during the year ended October 31, 2001.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2001, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):
     Strong Advisor Aggressive High-Yield Bond Fund 12.3%, Strong Advisor Bond Fund 2.1%, and Strong Advisor Short Duration Bond Fund 0.4%.

7.   Capital Share Transactions Strong Advisor

                                                    Strong Advisor
                                                   Aggressive High-
                                                   Yield Bond Fund
                                                   ----------------
                                                    Period Ended
                                                    Oct. 31, 2001
                                                   ----------------
                                                      (Note 1)

Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                          $ 6,706,958
  Proceeds from Reinvestment of Distributions            337,907
  Payment for Shares Redeemed                           (811,632)
                                                     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                         6,233,233

CLASS B
  Proceeds from Shares Sold                            2,825,673
  Proceeds from Reinvestment of Distributions             72,837
  Payment for Shares Redeemed                           (253,095)
                                                     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                         2,645,415

CLASS C
  Proceeds from Shares Sold                            2,562,226
  Proceeds from Reinvestment of Distributions             56,783
  Payment for Shares Redeemed                            (66,987)
                                                     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                         2,552,022

CLASS L
  Proceeds from Shares Sold                              309,933
  Proceeds from Reinvestment of Distributions             28,962
  Payment for Shares Redeemed                                 --
                                                     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                           338,895
                                                     -----------

Net Increase in Net Assets from
  Capital Share Transactions                         $11,769,565
                                                     ===========

--------------------------------------------------------------------------------

                                             Strong Advisor
                                            Aggressive High-
                                            Yield Bond Fund
                                            ----------------
                                              Period Ended
                                             Oct. 31, 2001
                                            ----------------
                                                (Note 1)

Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                           633,815
  Issued in Reinvestment of Distributions         31,827
  Redeemed                                       (75,927)
                                               ---------
  Net Increase in Shares                         589,715

CLASS B
  Sold                                           267,406
  Issued in Reinvestment of Distributions          6,940
  Redeemed                                       (24,926)
                                               ---------
  Net Increase in Shares                         249,420

CLASS C
  Sold                                           244,182
  Issued in Reinvestment of Distributions          5,407
  Redeemed                                        (6,846)
                                               ---------
  Net Increase in Shares                         242,743

CLASS L
  Sold                                            30,093
  Issued in Reinvestment of Distributions          2,698
  Redeemed                                            --
                                               ---------
  Net Increase in Shares                          32,791
                                               ---------
Net Increase in Shares of the Fund             1,114,669
                                               =========

--------------------------------------------------------------------------------
October 31, 2001

                                                    Strong Advisor Bond Fund
                                                 -----------------------------
                                                  Year Ended       Year Ended
                                                 Oct. 31, 2001   Oct. 31, 2000
                                                 -------------   -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                      $ 17,430,059     $    127,336
  Proceeds from Reinvestment of Distributions         323,700            1,596
  Payment for Shares Redeemed                      (3,290,532)              --
                                                 ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                     14,463,227          128,932

CLASS B
  Proceeds from Shares Sold                         8,398,788               --
  Proceeds from Reinvestment of Distributions          86,300               --
  Payment for Shares Redeemed                        (606,780)              --
                                                 ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                      7,878,308               --

CLASS C
  Proceeds from Shares Sold                         7,418,280               --
  Proceeds from Reinvestment of Distributions          56,486               --
  Payment for Shares Redeemed                        (535,882)              --
                                                 ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                      6,938,884               --

CLASS L
  Proceeds from Shares Sold                           790,442               --
  Proceeds from Reinvestment of Distributions          10,261               --
  Payment for Shares Redeemed                              --               --
                                                 ------------     ------------
Net Increase in Net Assets from
  Capital Share Transactions                          800,703               --

CLASS Z
  Proceeds from Shares Sold                        79,605,874       28,163,335
  Proceeds from Reinvestment of Distributions       4,572,485          345,643
  Payment for Shares Redeemed                     (29,834,249)      (2,693,663)
                                                 ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                     54,344,110       25,815,315

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                       182,862,974      137,944,538
  Proceeds from Reinvestment of Distributions      22,279,363       14,507,360
  Payment for Shares Redeemed                    (112,330,259)     (56,447,324)
                                                 ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                     92,812,078       96,004,574
                                                 ------------     ------------
Net Increase in Net Assets from
  Capital Share Transactions                     $177,237,310     $121,948,821
                                                 ============     ============

--------------------------------------------------------------------------------

                                               Strong Advisor Bond Fund
                                            -------------------------------
                                             Year Ended        Year Ended
                                            Oct. 31, 2001     Oct. 31, 2000
                                            -------------     -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                        1,601,711            11,967
  Issued in Reinvestment of Distributions        29,808               149
  Redeemed                                     (302,732)               --
                                             ----------        ----------
  Net Increase in Shares                      1,328,787            12,116

CLASS B
  Sold                                          771,880                --
  Issued in Reinvestment of Distributions         7,939                --
  Redeemed                                      (55,847)               --
                                             ----------        ----------
  Net Increase in Shares                        723,972                --

CLASS C
  Sold                                          680,214                --
  Issued in Reinvestment of Distributions         5,198                --
  Redeemed                                      (49,276)               --
                                             ----------        ----------
  Net Increase in Shares                        636,136                --

CLASS L
  Sold                                           72,714                --
  Issued in Reinvestment of Distributions           943                --
  Redeemed                                           --                --
                                             ----------        ----------
  Net Increase in Shares                         73,657                --

CLASS Z
  Sold                                        7,366,057         2,635,855
  Issued in Reinvestment of Distributions       420,859            32,386
  Redeemed                                   (2,748,852)         (252,193)
                                             ----------        ----------
  Net Increase in Shares                      5,038,064         2,416,048
                                             ----------        ----------
INSTITUTIONAL CLASS
  Sold                                       16,782,624        12,956,433
  Issued in Reinvestment of Distributions     2,055,526         1,363,758
  Redeemed                                  (10,335,417)       (5,308,468)
                                             ----------        ----------
  Net Increase in Shares                      8,502,733         9,011,723
                                             ----------        ----------
Net Increase in Shares of the Fund           16,303,349        11,439,887
                                             ==========        ==========

--------------------------------------------------------------------------------
October 31, 2001

                                                     Strong Advisor Short
                                                      Duration Bond Fund
                                                 -----------------------------
                                                  Year Ended      Year Ended
                                                 Oct. 31, 2001   Oct. 31, 2000
                                                 -------------   -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                       $10,769,119     $        --
  Proceeds from Reinvestment of Distributions         113,147              --
  Payment for Shares Redeemed                      (1,363,178)             --
                                                  -----------     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                      9,519,088              --

CLASS B
  Proceeds from Shares Sold                         4,293,813              --
  Proceeds from Reinvestment of Distributions          41,481              --
  Payment for Shares Redeemed                        (464,876)             --
                                                  -----------     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                      3,870,418              --

CLASS C
  Proceeds from Shares Sold                         3,963,067              --
  Proceeds from Reinvestment of Distributions          21,443              --
  Payment for Shares Redeemed                        (638,983)             --
                                                  -----------     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                      3,345,527              --

CLASS L
  Proceeds from Shares Sold                           555,666              --
  Proceeds from Reinvestment of Distributions           5,394              --
  Payment for Shares Redeemed                              --              --
                                                  -----------     -----------
  Net Increase in Net Assets from
    Capital Share Transactions                        561,060              --

CLASS Z
  Proceeds from Shares Sold                        10,773,036      32,615,420
  Proceeds from Reinvestment of Distributions       2,921,434       2,760,544
  Payment for Shares Redeemed                     (17,922,878)    (28,095,960)
                                                  -----------     -----------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                (4,228,408)      7,280,004
                                                  -----------     -----------
Net Increase in Net Assets from
  Capital Share Transactions                      $13,067,685     $ 7,280,004
                                                  ===========     ===========

--------------------------------------------------------------------------------

                                                  Strong Advisor Short
                                                   Duration Bond Fund
                                            -------------------------------
                                              Year Ended        Year Ended
                                            Oct. 31, 2001     Oct. 31, 2000
                                            -------------     -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                        1,052,403                --
  Issued in Reinvestment of Distributions        11,059                --
  Redeemed                                     (133,181)               --
                                              ---------         ---------
  Net Increase in Shares                        930,281                --

CLASS B
  Sold                                          420,072                --
  Issued in Reinvestment of Distributions         4,059                --
  Redeemed                                      (45,466)               --
                                              ---------         ---------
  Net Increase in Shares                        378,665                --

CLASS C
  Sold                                          387,206                --
  Issued in Reinvestment of Distributions         2,096                --
  Redeemed                                      (62,414)               --
                                              ---------         ---------
  Net Increase in Shares                        326,888                --

CLASS L
  Sold                                           54,424                --
  Issued in Reinvestment of Distributions           528                --
  Redeemed                                           --                --
                                              ---------         ---------
  Net Increase in Shares                         54,952                --

CLASS Z
  Sold                                        1,055,613         3,211,037
  Issued in Reinvestment of Distributions       286,382           271,866
  Redeemed                                   (1,755,637)       (2,767,413)
                                              ---------         ---------
  Net Increase (Decrease) in Shares            (413,642)          715,490
                                              ---------         ---------
Net Increase in Shares of the Fund            1,277,144           715,490
                                              =========         =========

--------------------------------------------------------------------------------
October 31, 2001

8.   Results of Special Meeting of Shareholders of the Funds (Unaudited)

     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Short-Term Global Bond Fund, Inc. and Strong Income Funds II, Inc. on behalf of:

                                                              For            Against         Abstain      Broker non-votes
                                                              ---            -------         -------      ----------------
     Strong Advisor Aggressive High-Yield Bond Fund        305,267.564       2,323.000       2,134.000       208,767.000
     Strong Advisor Bond Fund                           14,097,689.674     375,759.701     223,149.315     4,737,385.000
     Strong Advisor Short Duration Bond Fund             2,013,939.666     278,345.869      58,967.961       466,143.000

     To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                                              For            Against        Abstain
                                                              ---            -------        -------
     Strong Advisor Aggressive High-Yield Bond Fund        518,163.564          0.000          328.000
     Strong Advisor Bond Fund                           19,268,444.107     75,601.634       89,937.949
     Strong Advisor Short Duration Bond Fund             2,640,635.519      8,602.034      168,158.943

     To elect members to the Board of Directors of Strong Short-Term Global Bond Fund, Inc. (Strong Advisor Aggressive High-Yield Bond Fund and Strong Advisor Short Duration Bond Fund):

             Director          Affirmative      Withhold
             --------          -----------      --------
         Richard S. Strong    3,145,694.713    190,193.347
         Willie D. Davis      3,137,219.916    198,668.144
         William F. Vogt      3,147,090.104    188,797.956
         Marvin E. Nevins     3,132,550.106    203,337.954
         Stanley Kritzik      3,140,052.093    195,835.967
         Neal Malicky         3,139,219.754    196,668.306

     To elect members to the Board of Directors of Strong Income Funds II, Inc. (Strong Advisor Bond Fund):

             Director          Affirmative      Withhold
             --------          -----------      --------
         Richard S. Strong    19,357,388.270   76,595.420
         Willie D. Davis      19,346,351.270   87,632.420
         William F. Vogt      19,356,642.047   77,341.643
         Marvin E. Nevins     19,334,799.293   99,184.397
         Stanley Kritzik      19,341,119.989   92,863.701
         Neal Malicky         19,343,844.212   90,139.478

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG ADVISOR AGGRESSIVE HIGH-YIELD BOND FUND -- CLASS A
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                 Oct. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00

Income From Investment Operations:
   Net Investment Income                                           1.14
   Net Realized and Unrealized Losses on Investments              (0.47)
--------------------------------------------------------------------------
   Total from Investment Operations                                0.67

Less Distributions:
   From Net Investment Income                                     (1.14)
--------------------------------------------------------------------------
   Total Distributions                                            (1.14)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.53
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
   Total Return                                                   +6.0%
   Net Assets, End of Period (In Millions)                           $6
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                             3.9%*
   Ratio of Expenses to Average Net Assets                         1.1%*
   Ratio of Net Investment Income to Average Net Assets           12.1%*
   Portfolio Turnover Rate/(c)/                                  423.5%



STRONG ADVISOR AGGRESSIVE HIGH-YIELD BOND FUND -- CLASS B
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                 Oct. 31,
Selected Per-Share Data/(a)/                                     2001(b)
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00

Income From Investment Operations:
   Net Investment Income                                           1.02
   Net Realized and Unrealized Losses on Investments              (0.47)
--------------------------------------------------------------------------
   Total from Investment Operations                                0.55

Less Distributions:
   From Net Investment Income                                     (1.02)
--------------------------------------------------------------------------
   Total Distributions                                            (1.02)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.53
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
   Total Return                                                   +4.9%
   Net Assets, End of Period (In Millions)                           $2
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                             4.0%*
   Ratio of Expenses to Average Net Assets                         2.4%*
   Ratio of Net Investment Income to Average Net Assets           10.9%*
   Portfolio Turnover Rate/(c)/                                  423.5%

    *  Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/ For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).
/(c)/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                              41
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR AGGRESSIVE HIGH-YIELD BOND FUND -- CLASS C
----------------------------------------------------------------------

                                                          Period Ended
                                                          ------------
                                                             Oct. 31,
Selected Per-Share Data/(a)/                                2001/(b)/
----------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00

Income From Investment Operations:
   Net Investment Income                                       1.02
   Net Realized and Unrealized Losses on Investments          (0.48)
----------------------------------------------------------------------
   Total from Investment Operations                            0.54

Less Distributions:
   From Net Investment Income                                 (1.02)
----------------------------------------------------------------------
   Total Distributions                                        (1.02)
----------------------------------------------------------------------
Net Asset Value, End of Period                               $ 9.52
======================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------
   Total Return                                               +4.8%
   Net Assets, End of Period (In Millions)                       $2
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                         4.1%*
   Ratio of Expenses to Average Net Assets                     2.4%*
   Ratio of Net Investment Income to Average Net Assets       10.9%*
   Portfolio Turnover Rate/(c)/                               423.5%



STRONG ADVISOR AGGRESSIVE HIGH-YIELD BOND FUND -- CLASS L
----------------------------------------------------------------------

                                                          Period Ended
                                                          ------------
                                                             Oct. 31,
Selected Per-Share Data/(a)/                                2001/(b)/
----------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00
----------------------------------------------------------------------
Income From Investment Operations:
   Net Investment Income                                       1.05
   Net Realized and Unrealized Losses on Investments          (0.48)
----------------------------------------------------------------------
   Total from Investment Operations                            0.57

Less Distributions:
   From Net Investment Income                                 (1.05)
----------------------------------------------------------------------
   Total Distributions                                        (1.05)
----------------------------------------------------------------------
Net Asset Value, End of Period                               $ 9.52
======================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------
   Total Return                                               +5.0%
   Net Assets, End of Period (In Millions)                       $0/(d)/
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                         4.6%*
   Ratio of Expenses to Average Net Assets                     2.2%*
   Ratio of Net Investment Income to Average Net Assets       10.8%*
   Portfolio Turnover Rate/(c)/                              423.5%

    *  Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/ For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).
/(c)/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/(d)/  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                          ------------------------------------------
                                                                          Oct. 31,         Oct. 31,         Oct. 31,
Selected Per-Share Data/(a)/                                                2001             2000          1999/(b)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.66           $10.68          $10.68

Income From Investment Operations:
   Net Investment Income                                                     0.63             0.72            0.11
   Net Realized and Unrealized Gains (Losses) on Investments                 0.50            (0.02)             --
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                          1.13             0.70            0.11

Less Distributions:
   From Net Investment Income                                               (0.63)           (0.72)          (0.11)
   From Net Realized Gains                                                  (0.11)              --              --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.74)           (0.72)          (0.11)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $11.05           $10.66          $10.68
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                            +10.9%            +6.8%           +1.0%
   Net Assets, End of Period (In Millions)                                    $15               $0/(c)/         $0/(c)/
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions, Fees Paid Indirectly by Advisor and Earnings Credits      1.2%             1.1%            1.3%*
   Ratio of Expenses to Average Net Assets                                   1.1%             1.1%            1.3%*
   Ratio of Net Investment Income to Average Net Assets                      5.4%             7.0%            6.2%*
   Portfolio Turnover Rate/(d)/                                            496.9%           448.6%          250.7%


STRONG ADVISOR BOND FUND -- CLASS B
-----------------------------------------------------------------------

                                                           Period Ended
                                                           ------------
                                                             Oct. 31,
Selected Per-Share Data(a)                                  2001/(e)/
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.62

Income From Investment Operations:
   Net Investment Income                                        0.48
   Net Realized and Unrealized Gains on Investments             0.55
-----------------------------------------------------------------------
   Total from Investment Operations                             1.03

Less Distributions:
   From Net Investment Income                                  (0.49)
   From Net Realized Gains                                     (0.11)
-----------------------------------------------------------------------
   Total Distributions                                         (0.60)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                $11.05
=======================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------
   Total Return                                                +9.9%
   Net Assets, End of Period (In Millions)                        $8
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                          2.2%*
   Ratio of Expenses to Average Net Assets                      1.9%*
   Ratio of Net Investment Income to Average Net Assets         4.4%*
   Portfolio Turnover Rate/(d)/                               496.9%

    *  Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/ For the period from September 1, 1999 (commencement of class) to October 31, 1999.
/(c)/  Amount is less than $500,000.
/(d)/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/(e)/ For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).


                    See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      Oct. 31,
Selected Per-Share Data/(a)/                                         2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.62

Income From Investment Operations:
   Net Investment Income                                                0.49
   Net Realized and Unrealized Gains on Investments                     0.54
--------------------------------------------------------------------------------
   Total from Investment Operations                                     1.03

Less Distributions:
   From Net Investment Income                                          (0.49)
   From Net Realized Gains                                             (0.11)
--------------------------------------------------------------------------------
   Total Distributions                                                 (0.60)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $11.05
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       +10.0%
   Net Assets, End of Period (In Millions)                                $7
   Ratio of Expenses to Average Net Assets without Earnings Credits     1.9%*
   Ratio of Expenses to Average Net Assets                              1.9%*
   Ratio of Net Investment Income to Average Net Assets                 4.5%*
   Portfolio Turnover Rate/(c)/                                       496.9%


STRONG ADVISOR BOND FUND--CLASS L
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      Oct. 31,
Selected Per-Share Data/(a)/                                         2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.62

Income From Investment Operations:
   Net Investment Income                                                0.50
   Net Realized and Unrealized Gains on Investments                     0.54
--------------------------------------------------------------------------------
   Total from Investment Operations                                     1.04

Less Distributions:
   From Net Investment Income                                          (0.50)
   From Net Realized Gains                                             (0.11)
--------------------------------------------------------------------------------
   Total Distributions                                                 (0.61)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $11.05
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       +10.0%
   Net Assets, End of Period (In Millions)                                $1
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                                  2.1%*
   Ratio of Expenses to Average Net Assets                              1.9%*
   Ratio of Net Investment Income to Average Net Assets                 4.6%*
   Portfolio Turnover Rate/(c)/                                       496.9%

    *  Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/ For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).
/(c)/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND -- CLASS Z
------------------------------------------------------------------------------------------------

                                                                          Year Ended
                                                                --------------------------------
                                                                Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                      2001        2000      1999/(b)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.67      $10.69      $10.68
Income From Investment Operations:
  Net Investment Income                                            0.66        0.47        0.12
  Net Realized and Unrealized Gains on Investments                 0.49        0.28        0.01
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.15        0.75        0.13

Less Distributions:
  From Net Investment Income                                      (0.66)      (0.77)      (0.12)
  From Net Realized Gains                                         (0.11)         --          --
------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.77)      (0.77)      (0.12)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.05      $10.67      $10.69
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                   +11.2%       +7.3%       +1.2%
  Net Assets, End of Period (In Millions)                           $82         $26          $0/(c)/
  Ratio of Expenses to Average Net Assets without Fees Paid
    Indirectly by Advisor and Earnings Credits                     0.8%        0.7%        0.6%*
  Ratio of Expenses to Average Net Assets                          0.8%        0.7%        0.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      6.0%       (2.9%)       7.7%*
  Portfolio Turnover Rate/(d)/                                   496.9%      448.6%      250.7%

STRONG ADVISOR BOND FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                --------------------------------------------------------------------
                                                                Oct. 31,    Oct. 31,    Oct. 31,    Feb. 28,    Feb. 28,    Dec. 31,
Selected Per-Share Data(a)                                        2001        2000      1999/(e)/     1999      1998/(f)/     1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.65      $10.67      $11.12      $11.18      $11.06      $10.00

Income From Investment Operations:
  Net Investment Income                                            0.72        0.82        0.48        0.67        0.11        0.66
  Net Realized and Unrealized Gains (Losses) on Investments        0.49       (0.03)      (0.39)       0.19        0.12        1.18
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.21        0.79        0.09        0.86        0.23        1.84

Less Distributions:
  From Net Investment Income                                      (0.71)      (0.81)      (0.48)      (0.68)      (0.11)      (0.66)
  In Excess of Net Investment Income                                 --          --          --          --        0.00/(g)/     --
  From Net Realized Gains                                         (0.11)         --       (0.06)      (0.24)         --       (0.12)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.82)      (0.81)      (0.54)      (0.92)      (0.11)      (0.78)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.04      $10.65      $10.67      $11.12      $11.18      $11.06
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +11.8%       +7.7%       +0.9%       +7.9%       +2.1%      +18.9%
  Net Assets, End of Period (In Millions)                          $365        $261        $166        $135         $57         $52
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions, Fees Paid Indirectly by Advisor and
    Earnings Credits                                               0.3%        0.4%        0.4%*       0.4%        0.4%*       0.7%
  Ratio of Expenses to Average Net Assets                          0.3%        0.4%        0.4%*       0.4%        0.4%*       0.4%
  Ratio of Net Investment Income to Average Net Assets             6.5%        7.7%        6.6%*       6.0%        6.2%*       6.3%
  Portfolio Turnover Rate/(d)/                                   496.9%      448.6%      250.7%      305.4%       68.1%      358.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  In 1999, the Fund changed its fiscal year-end from February to October.
(f)  In 1997, the Fund changed its fiscal year-end from December to February.
(g)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS A
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                Oct. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.10

Income From Investment Operations:
  Net Investment Income                                            0.52
  Net Realized and Unrealized Gains on Investments                 0.16
--------------------------------------------------------------------------
  Total from Investment Operations                                 0.68

Less Distributions:
  From Net Investment Income                                      (0.54)
--------------------------------------------------------------------------
  Total Distributions                                             (0.54)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.24
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                    +6.9%
  Net Assets, End of Period (In Millions)                           $10
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Earnings Credits                               1.5%*
  Ratio of Expenses to Average Net Assets                          1.1%*
  Ratio of Net Investment Income to Average Net Assets             4.6%*
  Portfolio Turnover Rate/(c)/                                   220.8%


STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS B
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                Oct. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.10

Income From Investment Operations:
  Net Investment Income                                            0.44
  Net Realized and Unrealized Gains on Investments                 0.14
--------------------------------------------------------------------------
  Total from Investment Operations                                 0.58

Less Distributions:
  From Net Investment Income                                      (0.46)
--------------------------------------------------------------------------
  Total Distributions                                             (0.46)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.22
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                    +5.8%
  Net Assets, End of Period (In Millions)                            $4
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Earnings Credits                               2.4%*
  Ratio of Expenses to Average Net Assets                          2.2%*
  Ratio of Net Investment Income to Average Net Assets             3.6%*
  Portfolio Turnover Rate/(c)/                                   220.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS C
----------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Oct. 31,
Selected Per-Share Data/(a)/                                       2001(b)
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.10

Income From Investment Operations:
  Net Investment Income                                              0.44
  Net Realized and Unrealized Gains on Investments                   0.15
----------------------------------------------------------------------------
  Total from Investment Operations                                   0.59

Less Distributions:
  From Net Investment Income                                        (0.46)
----------------------------------------------------------------------------
  Total Distributions                                               (0.46)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.23
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                      +5.9%
  Net Assets, End of Period (In Millions)                              $3
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Earnings Credits                                 2.3%*
  Ratio of Expenses to Average Net Assets                            2.0%*
  Ratio of Net Investment Income to Average Net Assets               3.6%*
  Portfolio Turnover Rate/(c)/                                     220.8%


STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS L
----------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Oct. 31,
Selected Per-Share Data/(a)/                                       2001(b)
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.10

Income From Investment Operations:
  Net Investment Income                                              0.44
  Net Realized and Unrealized Gains on Investments                   0.15
----------------------------------------------------------------------------
  Total from Investment Operations                                   0.59

Less Distributions:
  From Net Investment Income                                        (0.46)
----------------------------------------------------------------------------
  Total Distributions                                               (0.46)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.23
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                      +5.9%
  Net Assets, End of Period (In Millions)                              $1
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Earnings Credits                                 2.7%*
  Ratio of Expenses to Average Net Assets                            2.1%*
  Ratio of Net Investment Income to Average Net Assets               3.7%*
  Portfolio Turnover Rate/(c)/                                     220.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                ----------------------------------------------------
                                                                Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                    2001       2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.14     $10.21     $10.17     $10.48     $10.74

Income From Investment Operations:
    Net Investment Income                                          0.54       0.56       0.68       0.60       0.81
    Net Realized and Unrealized Gains (Losses) on Investments      0.14       0.02      (0.02)     (0.21)     (0.10)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.68       0.58       0.66       0.39       0.71

Less Distributions:
    From Net Investment Income                                    (0.63)     (0.65)     (0.62)     (0.59)     (0.85)
    In Excess of Net Investment Income                               --         --         --      (0.03)     (0.12)
    From Net Realized Gains                                          --         --         --      (0.08)        --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.63)     (0.65)     (0.62)     (0.70)     (0.97)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.19     $10.14     $10.21     $10.17     $10.48
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
    Total Return                                                  +6.8%      +5.8%      +6.7%      +3.8%      +6.8%
    Net Assets, End of Period (In Millions)                         $47        $51        $44        $75       $116
    Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions and Earnings Credits                             1.2%       1.1%       1.1%       1.0%       1.0%
    Ratio of Expenses to Average Net Assets                        1.2%       1.1%       1.1%       0.9%       0.7%
    Ratio of Net Investment Income to Average Net Assets           5.3%       5.6%       5.6%       5.7%       7.6%
    Portfolio Turnover Rate/(b)/                                 220.8%      59.3%      73.1%     145.2%     168.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Advisor Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Bond Fund (formerly Strong Bond Fund) (a series of Strong Income Funds II, Inc.), Strong Advisor Aggressive High-Yield Bond Fund and Strong Advisor Short Duration Bond Fund (formerly Strong Short-Term Global Bond Fund) (two of the series constituting Strong Short-Term Global Bond Fund, Inc.) (all three collectively constituting Strong Advisor Income Funds, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2001

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Elizabeth N. Cohernour, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Gilbert L. Southwell, III, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT18148-1001

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com



[LOGO APPEARS HERE]
                                                          AADVINC/WH2605 10/01